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                                                                    Exhibit 10.1
                       MANUFACTURING AND SUPPLY AGREEMENT

      THIS MANUFACTURING AND SUPPLY AGREEMENT (the "AGREEMENT") is made and entered into as of November 16, 2006 (the "EFFECTIVE DATE") by and between ALTUS PHARMACEUTICALS INC., a Delaware corporation with offices at 125 Sidney Street, Cambridge, MA 02139-4807 ("ALTUS"), and LONZA LTD, a Swiss corporation having offices at Muenchensteinerstrasse 38, CH-4002 Basel, Switzerland (the "LONZA"). Each of Altus and Lonza may be referred to herein individually as a "Party" and collectively as the "Parties".

                                    RECITALS

      WHEREAS, Altus and Lonza are parties to a Letter of Intent dated as of [***], which has been amended by the Parties as of [***] by [***] and as of [***] by [***] (collectively, the "Letter of Intent"), and to a Technology Transfer Agreement dated as of [***];

      WHEREAS, Altus is engaged in the development and commercialization of pharmaceutical products, including an orally delivered product for enzyme replacement therapy for the treatment of malabsorption as a result of pancreatic insufficiency;

      WHEREAS, Lonza possesses certain processes, technology and facilities for manufacturing microbial fermentation materials, including proteins, for use in pharmaceutical products; and

      WHEREAS, pursuant to the Letter of Intent, the Parties have agreed upon the basic terms under which Lonza shall manufacture and supply to Altus certain proteins in bulk form for use by Altus in preparing its enzyme replacement product, as set forth in this Agreement;

      NOW, THEREFORE, in consideration of the forgoing and the covenants and promises in this Agreement, Altus and Lonza hereby agree as follows:

                                   ARTICLE 1

                                   DEFINITIONS

      As used in this Agreement, the following capitalized terms shall have the following meanings:

      1.1 "ACCEPTANCE TESTS" means the specific tests to be used to determine whether Bulk Product Component supplied to Altus conforms to the applicable Bulk Specifications, which tests are established (and amended from time to time if required) in writing by Altus in consultation with Lonza.

      1.2 "AFFILIATE" means, with respect to a Party, any other business entity that directly or indirectly controls, is controlled by, or is under common control with, such

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         APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2
                     OF THE SECURITIES EXCHANGE ACT OF 1934.

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person or entity. For purposes of this definition only, "control" (with correlative meanings for the terms "controlled by" and "under common control with") shall mean that the applicable Party has the actual power to direct or cause the direction of the management and policies of the subject entity, whether through the ownership of voting stock or partnership interest, by contract or otherwise. In the case of a corporation, the direct or indirect ownership of fifty percent (50%) or more of its outstanding voting shares or the ability otherwise to elect a majority of the board of directors or other managing authority of the entity shall in any event be deemed to confer control, it being understood that the direct or indirect ownership of a lesser percentage of such shares shall not necessarily preclude the existence of control.

      1.3 "ALTUS MANUFACTURING TECHNOLOGY" means all Information that is Controlled by Altus and relates directly to the manufacture of any Bulk Product Component, and any intellectual property rights (including any patents) that are Controlled by Altus and claim, cover or are appurtenant to any such Information.

      1.4 "ALTUS IP" means (a) all patents or patent rights that are Controlled by Altus and claim a Product Component or its manufacture, or any Altus Manufacturing Technology, and (b) any other intellectual property rights that are Controlled by Altus and cover or are appurtenant to any Altus Manufacturing Information.

      1.5 "ANNUAL ORDER" shall mean the Purchase Order submitted by Altus by October 15 of a particular year, covering its initial orders of Batches of each Bulk Product Component to be manufactured and delivered by Lonza in the following calendar year, as provided in Section 3.2.

      1.6 "APPLICABLE LAW" means any applicable laws, rules and regulations, including any rules, regulations, guidelines or other requirements of relevant government agencies, that may be in effect from time to time in the applicable country or jurisdiction.

      1.7 "BATCH" means, as to particular Bulk Product Component, the total amount of such Bulk Product Component, as applicable, resulting from one complete production run conducted by Lonza using the Manufacturing SOPs applicable to such Product Component, and including the Batch Records applicable to such production run.

      1.8 "BATCH RECORDS" means, with respect to a particular production run conducted by Lonza for manufacturing one batch of a particular Product Component, the completed batch records, in the form of the Master Batch Records, containing all the relevant manufacturing details and information for such production run, including any deviations.

      1.9 "BULK PRODUCT COMPONENT" means one of the three Product Components, in bulk form as described in EXHIBIT A of this Agreement.

      1.10 "BULK SPECIFICATIONS" means, with respect to particular Bulk Product Component, the specifications, characteristics, labeling, and packaging requirements and standards for such Bulk Product Component as set forth in EXHIBIT B of this Agreement,

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         APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2
                     OF THE SECURITIES EXCHANGE ACT OF 1934.

                                       2.
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as the same may be amended or supplemented from time to time by Altus.

      1.11 "CERTIFICATE OF ANALYSIS" means a written certificate of analysis, in the form set forth in EXHIBIT C of this Agreement, which confirms that the quantity of the applicable Bulk Product Component in a particular Batch manufactured and delivered by Lonza has been tested in accordance with the applicable Acceptance Tests and meets the applicable Bulk Specifications. The Certificate of Analysis will include the results of all Acceptance Tests performed by or on behalf of Lonza on the particular Batch of Bulk Product Component.

      1.12 "CHF" means Swiss francs.

      1.13 "CLAIMS" has the meaning set forth in Section 7.1.

      1.14 "CMC SECTION" shall mean the "chemistry manufacturing and control" section of any Regulatory Application, as defined the relevant Applicable Laws.

      1.15 "CONFIDENTIAL INFORMATION" shall have the meaning ascribed to such term in Section 10.1.

      1.16 "CONFIDENTIALITY AGREEMENT" means the Confidentiality Agreement between Altus and Lonza dated [***].

      1.17 "CONTROLLED" means, with respect to a specific material, item of Information or intellectual property right, that a Party owns or has a license to such material, item or right and has the ability to grant the other Party access and a license thereto as provided in this Agreement without violating or conflicting with any agreement with or rights of a Third Party.

      1.18 "CURRENT GOOD MANUFACTURING PRACTICE" or "CGMP" means the then-current standards for the manufacture of pharmaceutical products, pursuant to (a) the FD&C Act (21 U.S.C. 321 et seq.); (b) relevant United States regulations in Title 21 of the United States Code of Federal Regulations (including Parts 11, 210, and 211); (c) EC Directive 2003/94 EC of October 8, 2003; (d) the EC Guide to Good Manufacturing Practice for Medicinal Intermediate Products; (e) International Conference on Harmonization (ICH) ICH Q7A Good Manufacturing Practice Guidance for Active Pharmaceutical Ingredients; and (f) all additional Regulatory Authority documents or regulations that replace, amend, modify, supplant or complement any of the foregoing.

      1.19 "DEFECTIVE PRODUCT" has the meaning set forth in Section 4.4.

      1.20 "DISCLOSING PARTY" has the meaning set forth in Section 8.1.

      1.21 "EXCESS ORDERS" shall have the meaning ascribed to such term in
Section 3.3.

      1.22 "FDA" means the United States Food and Drug Administration, or any successor thereto having the administrative authority to regulate the development and

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                     OF THE SECURITIES EXCHANGE ACT OF 1934.

                                       3.
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marketing of human pharmaceutical products in the United States.

      1.23 "FD&C ACT" means the United States Food, Drug and Cosmetic Act, as amended, and any regulations promulgated thereunder.

      1.24 "FINAL PRODUCT" means any pharmaceutical product containing the appropriate quantities of each Product Component supplied by Lonza hereunder as Bulk Product Components.

      1.25 "INFORMATION" means any and all information, results and data, including discoveries, improvements, processes, methods, protocols, formulas, techniques, inventions, know-how and trade secrets, scientific, chemical, pharmaceutical, toxicological, biochemical, and biological, data, and information relating to the results of tests, assays, methods, processes, and specifications, and/or other documents containing information and related data, and any assay control, regulatory, and any other test results or information, regulatory, manufacturing, financial and commercial information or data.

      1.26 "LONZA DEVELOPMENT SITE" means the Lonza facility located at [***], which shall be used to conduct some of the technology transfer and development work contemplated under this Agreement.

      1.27 "LONZA FACILITY" means the applicable manufacturing suite ([***]) at Lonza's manufacturing facility located at [***], or any other manufacturing facility that is owned or controlled by Lonza or its Affiliate and is agreed to by Altus in writing to be used to manufacture Bulk Product Components.

      1.28 "LONZA TECHNOLOGY" means any Information, and all intellectual property rights (including patents) claiming, covering or otherwise appurtenant to such Information, that is Controlled by Lonza and may be useful in manufacturing Bulk Product Component, including QA/QC testing and processes.

      1.29 "MANUFACTURING INVENTION" means any Information (and all intellectual property rights claiming, covering or otherwise appurtenant to such Information) that (a) relates to manufacture of Bulk Product Component, or to Product Component or its use, including any such Information relating manufacturing methods, processes, uses or compositions, and (b) that is made, created, developed, conceived and/or reduced to practice by a Party or its Affiliates, or by the Parties (and/or their Affiliates) jointly, in the course of conducting activities under this Agreement or the Tech Transfer Agreement.

      1.30 "MANUFACTURING SCHEDULE" has the meaning ascribed in Section 3.2(a).

      1.31 "MANUFACTURING SOPS" means, as to a particular Bulk Product Component, the specific methods, techniques, processes and standard operating procedures that are to be used by Lonza to manufacture such Bulk Product Component, including the applicable Quality Control Procedures applicable to such Bulk Product Component.

      1.32 "MASTER BATCH RECORDS" means, as to a particular Bulk Product

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                     OF THE SECURITIES EXCHANGE ACT OF 1934.

                                       4.
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Component, the master batch records for such Bulk Product Component as established by the Parties under Section 2.2, including the applicable Manufacturing SOPs, the in-process testing and QA/QC testing for such Bulk Product Component, which are to be used in the manufacture by Lonza hereunder of such Bulk Product Component.

      1.33 "MATERIALS" means the specific cell lines, cell banks, reagents, reference standards and/or other materials as Altus may deem necessary to be transferred to Lonza in order for Lonza to manufacture Bulk Product Components.

      1.34 "MAXIMUM CAPACITY" means, as to the applicable Lonza Facility, the total number of Batches of a particular Bulk Product Component (or Bulk Product Components, as applicable) that can be produced in one calendar year at such Lonza Facility, with such Lonza Facility operating [***] per day and for [***] in the year (and including, if such Maximum Capacity is to be determined for [***] Bulk Product Components manufactured at such Lonza Facility in the year, the actual minimum [***] for the change over of the Lonza Facility from the first Bulk Product Component to the [***]). Starting in [***], the Maximum Capacity for a particular Lonza Facility will be determined, by extrapolating to a full calendar year the actual manufacturing cycle times experienced by Lonza in such Lonza Facility for the applicable Bulk Product Component(s) during the most recent manufacturing campaign, after the first half of the campaign, and if applicable the [***] required for a change over at such facility, averaged over the most recent [***] events of a change over. As of the Effective Date, the Parties believe that the "Maximum Capacity" for the applicable manufacturing suites at the Lonza Facility - assuming uninterrupted campaigns per Bulk Product Component - is [***] Batches of the Lipase Bulk Product Component, [***] Batches of the Protease Bulk Product Component, and [***] Batches of the Amylase Bulk Product Component in one calendar year (with the understanding that, since [***] are made in the same suite at the Lonza Facility, the "Maximum Capacity" of such Lonza Facility for such [***] Bulk Product Components is not additive, but depends on the number of batches of each component manufactured. E.g., according to the foregoing, and the expected time for a "change over", the Parties anticipate that a total "Maximum Capacity" of [***] of [***] and [***] of [***] could be manufactured in a given calendar year. If Altus elects to have more than one production campaign run for [***] and [***] in a given year, the maximum number of Batches of each will be reduced due to the additional time demand for the required changeover(s)).

      1.35 "PRODUCT COMPONENT" means the specific protease, amylase or lipase proteins as described in EXHIBIT A of this Agreement (as applicable).

      1.36 "PROJECT PLAN" means the plan attached as part of this Agreement, which sets forth the Parties agreed plans and schedule for performing the technology transfer, equipment and materials purchase, equipment installation and validation, engineering and validation runs and other related activities as contemplated by this Agreement for preparing the Lonza Facilities to be qualified for commercial manufacture of Bulk Product Components. The Parties agree to review the Project Plan regularly and update it in writing as needed to reflect the then-current plans and schedule.

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         APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2
                     OF THE SECURITIES EXCHANGE ACT OF 1934.

                                       5.

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      1.37 "PURCHASE ORDER" shall mean an Altus purchase order, in the form typically used by Altus, a copy of which (as of the Effective Date) is attached as Exhibit J.

      1.38 "QUALITY CONTROL PROCEDURES" has the meaning set forth in Section
4.1.

      1.39 "RECEIVING PARTY" has the meaning set forth in Section 8.1.

      1.40 "REGULATORY APPLICATION" means, for a particular country or regulatory jurisdiction, an application or other filing by Altus or its Affiliate or licensee for Regulatory Approval, or for approval or permission to conduct human clinical trials (as applicable), by the applicable Regulatory Authority regarding a Bulk Product Component and/or Final Product.

      1.41 "REGULATORY APPROVAL" means, for a particular country or regulatory jurisdiction, all approvals from the applicable Regulatory Authority required for the commercial marketing or sales of a pharmaceutical product in such country, along with satisfaction of any related applicable regulatory requirements.

      1.42 "REGULATORY AUTHORITY" means the FDA in the United States, or the equivalent regulatory authority or entity having the responsibility, jurisdiction, and authority to approve the manufacture, use, importation, packaging, labeling, marketing and sale of pharmaceutical products in any other country or regulatory jurisdiction.

      1.43 "REGULATORY STANDARDS" has the meaning set forth in Section 3.2.

      1.44 "TECH TRANSFER AGREEMENT" means that certain Technology Transfer Agreement between the Parties dated April 11, 2006.

      1.45 "TECHNOLOGY TRANSFER PLAN" means the written summary that is attached as Exhibit D of this Agreement, which sets forth the specific technology transfer activities to be completed by the Parties.

      1.46 "TERM" means the term of this Agreement, as set forth in Section 9.1.

      1.47 "THIRD PARTY" means any entity or individual other than Altus and Lonza and the Affiliates of either Party.

      1.48 "TRANSFER PRICE" means, with respect to a particular Batch of Bulk Product Component included in Bulk Product supplied by Lonza to Altus hereunder, the amount that Altus shall pay Lonza for supply of such Bulk Product to Altus as set forth in Section 5.1.

      1.49 "TRANSPORT COSTS" has the meaning set forth in Section 2.8.

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                     OF THE SECURITIES EXCHANGE ACT OF 1934.

                                       6.
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                                    ARTICLE 2

                   TECHNOLOGY TRANSFER AND PROCESS VALIDATION

      2.1 COMPLETION OF TECHNOLOGY TRANSFER.

            (a) Under the terms of the prior Tech Transfer Agreement, the Parties have been engaged in a program of transferring specific technology and materials relating to the manufacture of Bulk Product Components, to enable the commencement of manufacturing scale-up and validation by Lonza promptly after the entry into this Agreement. The Parties shall use [***] to complete the transfer to Lonza of [***] Altus Manufacturing Technology and Materials, as determined by Altus and Lonza, all in accordance with Technology Transfer Plan and as soon as possible after the Effective Date. Lonza shall keep Altus regularly and fully informed of Lonza's progress in completing the technology transfer and the other related activities as specified in Section 2.3 through
2.6 below, including permitting appropriate Altus employees or representatives to visit and inspect the Lonza Facilities and as needed the Lonza Development Site in connection with conducting such work. Except as otherwise provided in
Section 3(ii) of the Amendment No. 1 of the Letter of Intent, each Party shall bear its own costs in effecting and completing such technology transfer. Lonza acknowledges that Altus has already paid to Lonza a total of CHF [***] compensation for Lonza's efforts in effecting the technology transfer and implementation and in conducting the process limits evaluation under Section 2.5.

            (b) Under the Tech Transfer Agreement, the Parties established a Joint Project Team (the "JPT") to oversee and implement the technology transfer between the Parties in accordance with the Technology Transfer Plan. The JPT shall continue in existence, comprised of such number of members of each Party as shall be mutually agreed by the Parties, until the completion of the activities contemplated by the Technology Transfer Plan. The JPT shall have the authority to resolve technical issues that may arise in connection with such technology transfer activities, and shall have the right to amend or modify as appropriate the Technology Transfer Plan, but otherwise the JPT shall not have any authority or ability to modify, amend or waive any of the terms and conditions of this Agreement. All decisions, if any, by the JPT shall be made by consensus, with each Party having collectively one vote on the JPT.

      2.2 MASTER BATCH RECORDS AND MANUFACTURING SOPS. At the appropriate time prior to commencing the validation studies under Section 2.4 below, the Parties shall meet and establish the specific Master Batch Records, including Manufacturing SOPs, to be used by Lonza to manufacture each Bulk Product Component. The specific Manufacturing SOPs shall be based upon the Altus Manufacturing Technology and the Materials provided by Altus, any applicable Lonza Technology, and any applicable Manufacturing Inventions. Each of the Master Batch Records shall contain such items and requirements as typical in the industry for manufacturing processes applicable to similar bulk pharmaceutical manufacturing, shall be set forth in a written document signed by both Parties. As of the Effective Date, the Bulk Specifications for each Bulk Product Component are in draft form. As soon as practicable, Altus shall modify and

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                     OF THE SECURITIES EXCHANGE ACT OF 1934.

                                       7.
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amend such Bulk Specification as appropriate, in consultation and cooperation with Lonza, and upon the Parties' agreement on the final Bulk Specifications (which agreement shall not be withheld by Lonza except for good cause), such final Bulk Specifications shall be attached as Exhibit B of this Agreement. If appropriate during the Term (such as, to include new Manufacturing Inventions that are useful to manufacturing Bulk Product Component), the Parties will meet and agree on appropriate amendments or modifications to the applicable Bulk Specifications, Manufacturing SOPs and/or the Master Batch Records; the details of the procedure for amending the Bulk Specifications, Manufacturing SOPs and/or the Master Batch Records shall be as specified in the Quality Agreement.

      2.3 EQUIPMENT [***] AND INSTALLATION. Lonza undertakes and agrees to complete [***] the [***], installation and validation, at the Lonza Facility, of all the equipment set forth on EXHIBIT E of this Agreement (the "Designated Equipment"). Lonza will use [***] to complete such validation on a schedule that permits initiation of the manufacturing of the Protease validation Batches (as discussed in Section 3.5) within the time frame contemplated in the Project Plan. Altus will use [***] to cooperate with Lonza to assist in Lonza's efforts to complete such validation as soon as possible. If clean room validation is necessary, approximately 6 weeks will be required in addition to the initial time demand. It is understood that the timeline depends on the actual delivery time of the equipment. Altus will review and sign off on the required documents relating to such equipment validation, and shall use [***] to complete such sign off within [***] working days of receipt of the documents and all information needed for such review and sign off, provided that Lonza has submitted to Altus drafts of such documents [***] reasonably available. It is understood that such [***], installation and validation of the Designated Equipment is essential to enable Lonza to commercially manufacture Bulk Product Components at the Lonza Facility on behalf of Altus in the manner and within the timelines specified in this Agreement. Lonza acknowledges that Altus has already paid to Lonza a total of [***] U.S. dollars [***] to assist in such [***], as contemplated by the Letter of Intent between the Parties, and that all remaining costs and expenses of Lonza in acquiring, installing and validating the Designated Equipment shall be borne and paid for by [***].

      2.4 MANUFACTURING PROCESS VALIDATION. Promptly after the Parties have agreed on the Master Batch Records, Lonza will commence and conduct certain validation studies to validate each of the Manufacturing SOPs (including an engineering manufacturing run for each Bulk Product Component), as described in EXHIBIT F. The actual detailed protocols for such studies shall be developed by mutual agreement of the Parties, with Lonza preparing the initial proposed protocols for review and comment by Altus. Lonza shall disclose to Altus in written reports all results of such validation studies and all other deliverables as required under Exhibit F. Lonza will, [***] provide all documents listed in Section 2.16 of the Quality Agreement in English. If the translation of a significant volume of additional documents (such as SOPs that are not Altus specific, and hand written text in executed Batch Records) is required, Lonza's may, at its discretion, [***] [***] for such translation to Altus on a [***] basis. In addition, if requested by Altus, Lonza will provide translation into Japanese or any other language (other than English) of any documents relating to manufacture of Bulk Product

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         APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2
                     OF THE SECURITIES EXCHANGE ACT OF 1934.

                                       8.
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Component, for regulatory or any other purposes, and the [***] for any such additional translations shall be borne by [***].

      2.5 PROCESS LIMITS EVALUATION. Lonza will commence and conduct the process limits evaluation studies as set forth in EXHIBIT G, in accordance with the time schedule set forth in such Exhibit G, which studies are intended to further define process parameter limits in order to establish a reproducible process for the manufacture of each Bulk Product Component. Lonza shall disclose to Altus in written reports all results of such evaluation studies and all other deliverables as required under Exhibit G.

      2.6 STABILITY STUDIES AND REPORT. Lonza shall conduct stability studies on each Product Component manufactured by Lonza hereunder, in accordance with the study protocols set forth in EXHIBIT H of this Agreement, such protocols to be established by the Parties in good faith prior to Lonza commencing the process validation campaigns under Section 2.4 above. Lonza shall prepare and deliver to Altus written reports setting forth the results of the studies, such reports to be in the form and at the time points described in Exhibit H and all other deliverables as required under Exhibit H.

                                    ARTICLE 3

                        SUPPLY OF BULK PRODUCT COMPONENTS

      3.1 MANUFACTURE AND SUPPLY. Lonza agrees to manufacture and supply to Altus the Bulk Product Components conforming to the applicable Bulk Specifications, in such quantities as ordered by Altus in binding Purchase Orders submitted to Lonza by Altus under Section 3.2 (but subject to the minimum purchase commitments in Section 3.3 and to the applicable provisions of Section 3.2) and in accordance with the terms of this Agreement. Lonza shall ensure that all Bulk Product Component shall be manufactured in accordance with the applicable Manufacturing SOPs and shall complete the Batch Records for each Batch. Lonza shall provide to Altus each [***] a written production statement summarizing all work in process, any deviations from manufacturing process, expected completion dates for the Batches then being manufactured, and total amounts of each specific Bulk Product Component that has been completed, and of what amounts have a completed a Certificate of Analysis and what amounts remain for quality testing. Lonza's manufacturing of a particular Batch shall be deemed completed at such time as the Batch is released by Lonza after its QC and QA inspection. Lonza shall use [***] to maximize the yield of Bulk Product Component in each Batch manufactured.

      3.2 PURCHASE ORDERS; CONFIRMATION.

          (a) To order Batches of Bulk Product Component to be supplied by Lonza, Altus shall provide to Lonza written binding Purchase Orders, specifying the type(s) and Batches of Bulk Product Component(s) ordered, delivery destination and the requested delivery dates for the particular Batches. In any such Purchase Order, the quantity of Bulk Product Component ordered shall be in multiples ([***]) of [***] Batch of the Bulk Product Component (except as otherwise provided in Section 6.2). No

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         APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2
                     OF THE SECURITIES EXCHANGE ACT OF 1934.

                                       9.
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later than [***] each year during the Term of this Agreement (and except as otherwise provided in Section 3.5(f)), Altus shall submit a written Purchase Order (the "Annual Order") ordering the Batches of each Bulk Product Component to be manufactured and supplied by Lonza and purchased by Altus in the following year, and such Purchase Order shall be binding on the Parties and shall conform to the forecasting and ordering limitations in Section 3.4 below. Promptly after the submission of an Annual Order, the Parties shall meet and discuss in good faith and agree reasonably on the timing and schedule of the manufacturing campaigns to be conducted by Lonza during the following year to manufacture and deliver the total number of Batches ordered in such Annual Order and on the delivery schedule for each of the Batches resulting from such manufacturing campaign (such agreed schedule for a particular calendar year, the "Manufacturing Schedule", and as such schedule may be modified as provided elsewhere in the Agreement). Such Manufacturing Schedule would include the expected release and delivery by calendar quarters of the Batches ordered for the calendar year, for each Bulk Product Component. It is expected that, unless otherwise agreed by the Parties, Lonza would conduct, for each Bulk Drug Component, one manufacturing campaign to manufacture the total number of Batches of such Bulk Drug Component ordered in the Annual Order, and that the Batches would be delivered to Altus on a regular schedule promptly after particular Batches, made in the campaign, had completed the required testing to complete release and execution of the accompanying Certificate of Analysis. The Parties also agree that, if commercially reasonable given Altus' needs, the manufacturing campaign for Batches of a particular Bulk Product Component ordered under an Annual Order (or an additional Purchase Order submitted as contemplated below) may extend beyond the end of the applicable calendar year into the following year, and the term of such campaign would be as set forth in the agreed Manufacturing Schedule applicable to such campaign. Unless otherwise agreed by Altus, a Batch shall not be delivered to Altus more than [***] after such Batch completed manufacture by Lonza (release date); it is understood that Lonza may desire to manufacture and stockpile a reasonable number of Batches early, and that to do so Altus would need to waive the foregoing requirement, which Altus agrees to do to the extent reasonable and provided that the Batches, when subsequently delivered by Lonza, will have adequate remaining shelf life.

            (b) After having submitted the Annual Order applicable to a particular year, Altus shall also have the right, if Altus determines that its requirements for Bulk Drug Component(s) exceed the amounts covered by such Annual Order, to submit one or more additional Purchase Orders ordering additional Batches of a particular Bulk Product Component, to be manufactured and supplied by Lonza during such year, but subject to the following provisions.

                  (i) If such an additional Purchase Order ordering a particular Bulk Drug Component is submitted at least [***] prior to the end of the scheduled manufacturing campaign for such Bulk Drug Component in such calendar year, and provided that such Purchase Order is submitted prior to [***], then such Purchase Order shall be binding on the Parties, and Lonza shall extend (subject to the other provisions of this subclause (b)(i)) such manufacturing campaign to manufacture and supply to Altus the additional Batches of such Bulk Drug Component as ordered in such additional Purchase order, but provided that, for clarity, Lonza shall be obligated to manufacture and deliver, during such manufacturing campaign, only such number of additional Batches under such Purchase Order (unless otherwise agreed by the Parties in writing) to the extent that such number, when added to the total number of Batches of Bulk Product Components that have already been ordered by Altus for manufacture during such calendar year at the applicable Lonza Facility, equals but does not exceed the Maximum Capacity for such Lonza Facility. It is understood that for Lonza to extend a manufacturing campaign pursuant to a Purchase Order submitted by Altus under this subclause (b)(i), Lonza will need to have in its [***] all of the [***] needed to conduct the manufacture of the Batches covered by such Purchase Order. Each of Lonza and Altus shall use [***] to obtain the needed supplies of [***] to manufacture the Batches covered by such an additional

                                                              Execution Original

    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
            THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
         APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2
                     OF THE SECURITIES EXCHANGE ACT OF 1934.

                                       10.

Purchase Order, prior to the date(s) that such materials would be needed by Lonza to conduct, as part of the extended campaign, the manufacturing of such Batches. To the extent that Lonza does not have in its possession, at the initiation of or at any time during a manufacturing campaign that has been extended by Altus as provided in this subclause (i), [***] needed to continue to manufacture Batches under such additional Purchase Order submitted to extend the campaign, but provided that Lonza (and Altus, with respect solely to any such [***] that Altus is to supply to Lonza) have used [***] to obtain all such [***], then Lonza would not [***] the additional Batches so ordered until [***], and would have the right [***] upon [***] of [***], but provided that the Parties will then discuss in good faith, as provided in subclause (iii) below, the later initiation of a new [***] to [***] all the Batches under such Purchase Order at such time as all [***] are [***] by Lonza, and Lonza shall [***] [***] to obtain [***] as soon as possible and to initiate such new campaign [***]. Further, Altus understands and agrees that the Manufacturing Schedule may need to be modified to change the schedule for manufacturing another Bulk Product Component at such Lonza Facility, if such additional ordered Batches cause the manufacturing campaign, as extended to accommodate the added Batches, to interfere with the commencement of the manufacturing campaign for such other Bulk Product Component. Promptly after submission of an additional Purchase Order under this subclause (b)(i), the Parties shall meet and modify the Manufacturing Schedule to reflect the schedule and timing of manufacturing and delivery of such additional ordered Batches and any required modification to the schedule for manufacturing such other Bulk Product Component (if applicable) at the Lonza Facility.

                  (ii) After [***] Altus would like to extend an ongoing manufacturing campaign for a particular Bulk Drug Component in a particular calendar year, beyond the then-scheduled completion of such campaign under the applicable Manufacturing Schedule, in order to have Lonza manufacture and deliver additional Batches (beyond those covered by the existing Purchase Order(s)) of such Bulk Drug Component, Altus may submit an additional Purchase Order covering such additional Batches. In such event, the Parties shall meet and discuss in good faith modifying the Manufacturing Schedule so that Lonza would extend such manufacturing campaign, and/or if [***], initiate later a new manufacturing campaign, as needed to manufacture the Batches (or Kgs, as applicable) of such Bulk Drug Component ordered under such additional Purchase Order. Lonza shall [***] to [***] the manufacturing and delivery of

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    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
            THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
         APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2
                     OF THE SECURITIES EXCHANGE ACT OF 1934.

                                       11.

as much of such additional Altus Purchase Order submitted under this subclause
(b)(ii) as is [***], given Lonza's [***] at the applicable Lonza Facility.

                  (iii) If an additional Purchase Order ordering a particular Bulk Drug Component is submitted under this Section 3.2(b) after [***] of the manufacturing campaign conducted by Lonza during the same calendar year for manufacturing the Batches of such Bulk Drug Component ordered in the applicable Annual Order, then the Parties shall meet and discuss in good faith the schedule for Lonza to initiate a new manufacturing campaign as needed to manufacture the Batches (or Kgs, as applicable) of such Bulk Drug Component ordered under such additional Purchase Order, and subject also to the terms of Section 3.5 with respect to reservation of the Facilities by Altus. Lonza shall [***] to make the appropriate Facility available at an appropriate time during such year to reinitiate and conduct the needed manufacturing campaign to [***] of such Bulk Drug Component ordered under such additional Purchase Order, and provided that, for clarity, in no event shall Lonza be obligated to agree to manufacture and deliver, based on any such submitted Purchase Order, any additional Batches under such Purchase Order (unless otherwise agreed by the Parties in writing) to the extent that such number, when added to the total number of Batches of Bulk Product Components that have already been ordered by Altus for manufacture in during such calendar year at the applicable Lonza Facility, exceeds the Maximum Capacity for such Lonza Facility. Further, Altus agrees that, if in order to initiate a new manufacturing campaign to manufacture additional Bulk Product Components ordered by Altus under this subsection 3.2(b)(ii), Lonza must conduct a [***] of the Lonza Facility, then Altus shall pay to Lonza a [***] equal to:
(A) the [***] for such Lonza Facility, which equals CHF [***] per day for [***] manufacturing suite, and CHF [***] per day for the [***] suite, times (B) the total number of [***] (but not in any event to exceed [***] [***]) actually required by Lonza to conduct such [***], but provided that Lonza uses [***] to minimize such number of days required to complete the [***]. The Parties shall agree on the [***] to be owed by Altus in such event, prior to Lonza initiating such [***] and in connection with the Parties' agreement on the scheduling of such additional manufacturing campaign. Upon the Parties' agreement in writing as to the scheduling of such additional manufacturing campaign (and including any required adjustment to the timing and schedule for the manufacturing of another Bulk Product Component at such Lonza Facility during such calendar year, if applicable), the Parties shall agree in writing on the modified Manufacturing Schedule to reflect such agreement, and such additional Purchase Order submitted by Altus shall be binding on the Parties, and Lonza shall manufacture the additional Batches of such Bulk Drug Component as ordered in such additional Purchase Order and shall supply such Batches to Altus in accordance with an agreed delivery schedule.

            (c) Lonza must [***] and shall be [***] each Purchase Order reflecting an Annual Order provided by Altus in accordance with the terms of this Agreement. As to any additional Purchase Order placed by Altus pursuant to
Section 3.2(b), Lonza must [***] and shall be [***] each such additional Purchase Order to the extent that such Purchase Order is specified to be [***] on the Parties under the applicable terms of Section 3.2(b) or 3.5. Purchase Orders for Bulk Product Components submitted by Altus shall reference this Agreement and shall be governed

                                                              Execution Original

    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
            THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
         APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2
                     OF THE SECURITIES EXCHANGE ACT OF 1934.

                                       12.

exclusively by the terms contained herein. Any provision in any purchase order, invoice, or similar document furnished by Altus or Lonza that is in any way inconsistent with the terms and conditions set forth in this Agreement is hereby rejected, unless expressly provided otherwise in writing by the Parties.

      3.3 MINIMUM PURCHASE COMMITMENTS.

          (a) ENGINEERING, VALIDATION AND INITIAL COMMERCIAL BATCHES. Subject to the other terms and conditions of this Agreement, Altus hereby makes a binding commitment to submit Purchase Orders comprising Annual Orders for the purchase of at least the minimum number of Batches of each Bulk Product Component as set forth below during 2007 and 2008:

 YEAR                LIPASE                       AMYLASE                    PROTEASE
-------      ------------------------     -------------------------    ---------------------
[***]        [***] Engineering Batch       [***] Engineering Batch      [***] Engineering Batch
             [***] Validation Batches      [***] Validation Batches     [***] Validation Batches
             [***] Commercial Batch        [***] Commercial Batch       [***] Commercial Batch

[***]        [***] Commercial Batches      [***] Commercial Batches     [***]

      The binding Annual Order for [***] shall be submitted no later than [***], and for [***] shall be submitted no later than [***]. In the event that Altus does not submit an Annual Order for [***] or [***] (as applicable), containing the respective numbers set forth in the above table by the above mentioned dates, the numbers as set out in the table above shall be treated as the Annual Order for the applicable calendar year. Lonza commits to commence the validation Batches of the Protease, Lipase and Amylase Bulk Product Component as provided in the agreed Project Plan attached as Exhibit K. Lonza acknowledges and agrees that the Manufacturing Schedule for manufacturing Batches in [***] under the Annual Order submitted in [***] may need to be adjusted by Altus to accommodate changes in the manufacturing process, and Lonza agrees to reasonable adjustments as requested by Altus.

            (b) SUBSEQUENT YEARS' COMMERCIAL BATCHES - [***] THROUGH [***]. For years [***] through [***], Altus projects that it will submit Purchase Orders for the purchase of approximately the number of Batches of each Bulk Product Component as set forth below for each year:

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    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
            THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
         APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2
                     OF THE SECURITIES EXCHANGE ACT OF 1934.

                                       13.

   YEAR                LIPASE                        AMYLASE                     PROTEASE
----------     ------------------------     --------------------------    -------------------------
    [***]      [***] Commercial Batches      [***] Commercial Batches     [***] Commercial Batches

    [***]      [***] Commercial Batches      [***] Commercial Batches     [***] Commercial Batches

    [***]      [***] Commercial Batches      [***] Commercial Batches     [***] Commercial Batches

    [***]      [***] Commercial Batches      [***] Commercial Batches     [***] Commercial Batches

      Lonza acknowledges that the above Batch numbers are good faith, non-binding estimates, and Altus' actual purchases of Batches of any particular Bulk Product Component shall be based on Purchase Orders submitted in compliance with Section 3.2 and 3.4. The binding Annual Order for each of [***] shall be submitted no later than [***] the prior year.

      3.4 FORECASTS FOR BULK PRODUCT COMPONENT ORDERS. For [***], and for each calendar year thereafter during the Term, Altus shall provide Lonza with good faith rolling forecasts of its expected orders of each of the Bulk Product Components to be manufactured and supplied by Lonza during such calendar year (each, a "Forecast"). The first such Forecast for a particular calendar year shall be submitted no later than [***] prior to beginning of such year, and Altus shall submit to Lonza an updated Forecast as of the beginning of the [***] calendar quarters of the year prior to such particular calendar year. Each such Forecast shall constitute Altus' [***] estimates of its expected orders for each of the Bulk Product Components during such year, as of the date of the Forecast. None of the Forecasts shall constitute commitments (binding or otherwise) to order amounts of Bulk Product Component; provided, however, that the total quantity of a particular Bulk Product Component ordered by Altus in the Annual Order submitted under Section 3.2(a) for a particular year (through the Annual Order submitted in [***]) may not (unless the Parties otherwise agree) vary (either up or down) by more than: (a) [***] from the amounts of such Bulk Product Component forecasted to be ordered for such year in the Forecast covering such year submitted by Altus by the beginning of the [***] of the previous year; or (b) [***] from the amounts of such Bulk Product Component forecasted to be ordered for such year in the Forecast covering such year submitted by Altus by the beginning of the [***] of the previous year. Commencing with the Annual Order submitted in [***], and each Annual Order thereafter, the total quantity of a particular Bulk Product Component ordered by Altus in the Annual Order submitted under Section 3.2(a) for a particular year (during such period) may not vary (either up or down) by more than: (a) [***] from the amounts of such Bulk Product Component forecasted to be ordered for such year in the Forecast covering such year submitted by Altus by the beginning of the [***] of the previous year; or (b) [***] from the amounts of such Bulk Product Component forecasted to be ordered


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    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
            THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
         APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2
                     OF THE SECURITIES EXCHANGE ACT OF 1934.

                                       14.

for such year in the Forecast covering such year submitted by Altus by the [***] of the previous year.

      3.5 FACILITIES RESERVATION.

          (a) Altus shall have the right to reserve, during a particular calendar year, the applicable Lonza Facility (and resources associated with such facility) as needed for Lonza to produce a specified number of Batches of a particular Bulk Product Component, such reservation(s) to be made and implemented according to the following terms and conditions: If Altus desires to so reserve an applicable Lonza Facility (and related resources) during a particular calendar year, Altus shall provide to Lonza a facilities reservation notice (a "Reservation Notice") no later than [***] of the prior year. Such Reservation Notice shall specify the number of Batches of each particular Bulk Product Component(s) for which Altus would like to reserve the applicable Lonza Facility manufacturing time during the following calendar year (such reservation to be above and beyond the Lonza Facilities time needed to manufacture all the Batches covered by the Annual Order for such year). Promptly after Lonza's receipt of a Reservation Notice, the Parties shall meet and [***] and [***] on the time frame, during the specified calendar year, during which Lonza shall reserve the applicable Lonza Facility for Altus, including [***] on [***] (based on Lonza's experience in manufacturing Batches) that will need to be reserved to accommodate such manufacturing, and the commencement date of such reservation (collectively, the "Reservation Period" applicable to such Reservation Notice). It is anticipated that, unless the Parties otherwise agree based on [***], the Reservation Period shall be scheduled to be near the [***] the [***]. Lonza covenants and agrees that, except as otherwise provided below, and subject to the other terms of this Section 3.5, Lonza shall reserve adequate manufacturing time and resources in the appropriate Lonza Facility in order to manufacture, during the applicable calendar year prior to the end of such year, the Batches specified in a particular Reservation Notice.

          (b) If Altus has submitted a Reservation Notice as to a particular calendar year, Altus shall update such Reservation Notice in writing if at any time Altus determines that it no longer needs to reserve the total amount of manufacturing time as specified in the original Reservation Notice. Such update shall specify the total number of Batches of the applicable Bulk Product Component(s) for which Altus at that time requires Facilities manufacturing capacity to be reserved by Lonza. Such updated notice shall then constitute the "Reservation Notice" for such calendar year, unless and until a subsequent updated notice is submitted by Altus under this subsection (b). Promptly after Altus' submission of any such updated Reservation Notice, the Parties shall meet and agree in good faith on the appropriate modified Reservation Period applicable to such updated Reservation Notice, as contemplated in subsection (a) above.

          (c) If Altus has submitted a Reservation Notice for a calendar year, and during such year Altus desires to have Lonza manufacture Batches of the applicable Bulk Product Component(s) within the total number of Batches covered by such Reservation Notice (that is, for which manufacturing capacity has been reserved by Lonza under the terms of subsection (a) above based on such Reservation Notice), then

                                                              Execution Original

    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
            THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
         APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2
                     OF THE SECURITIES EXCHANGE ACT OF 1934.

                                       15.

Altus shall submit a Purchase Order covering the specific number of Batches to be manufactured and supplied by Lonza, and such Purchase Order shall be binding on Lonza and Altus. Lonza shall manufacture such Batches of the applicable Bulk Product Component(s) covered by such Purchase Order commencing at the beginning of the applicable Reservation Period (or at such other time as agreed to by the Parties in writing). If, based on Purchase Order(s) submitted by Altus under this subsection (c), Lonza manufactures Batches covered by such Purchase Order(s), the amount of such manufacturing time that occurs during the applicable Reservation Period shall automatically be deducted from the Reservation Period, and the Reservation Period shall be accordingly reduced to the time period (if any) remaining after deducting such actual period of manufacturing such Batches from such original Reservation Period.

          (d) If Altus has submitted a Reservation Notice for a calendar year, and by the date that is [***] prior to the commencement of the Reservation Period applicable to such Reservation Notice (or such other time point as applicable under subsection (f) below), Altus has not submitted [***] Purchase Orders covering Batches of Bulk Product Component to be manufactured by Lonza using the manufacturing capacity reserved by Lonza based on such Reservation Notice, then Altus must commit in writing by such date either: (i) to pay the applicable "Facilities Reservation Fees" for the amount of manufacturing capacity (if any) that goes unused in such Reservation Period, as calculated in subsection (e) below; or (ii) to cancel the reservation of capacity covered by such Reservation Notice in which case Lonza shall immediately be free from the reservation, the Reservation Period shall automatically terminate, and Lonza may use the applicable Facilities for any purpose during such period of time; or
(iii) to cancel the reservation of a specific amount of the capacity covered by such Reservation Notice, in which case Lonza shall immediately be free from the reservation as to such amount of capacity (which Lonza may use the applicable Facilities for any purpose during such period of time), and the Reservation Period shall automatically be limited to the remaining amount of time (that is, after excluding such cancelled capacity), and Altus shall pay the applicable "Facilities Reservation Fees" for the amount of manufacturing capacity (if any) that goes unused in such shortened Reservation Period, as calculated in subsection (e) below. If Altus makes an election under subclause (i) or (iii) above, but subsequently determines that it does not need amounts of the reserved manufacturing capacity covered by the applicable Reservation Notice, Altus may give Lonza notice to the effect that it is canceling specified amounts of the reserved capacity (up to the total remaining Reservation Period), and Lonza may then utilize such cancelled capacity for any purpose, and shall [***].

          (e) The "Facilities Reservation Fees" payable by Altus, if Altus elected (as to a particular calendar year) under subclause (d)(i) or (d)(iii) above to pay such fees as to the applicable Reservation Period, shall be calculated as follows: (i) the [***] of the applicable Reservation Period (as such period may have been shortened pursuant to an Altus election under subclause (d)(iii)) that were not utilized in manufacturing Batches ordered by Altus and/or other Altus products as provided in subsection (g) below, multiplied by (ii) CHF [***] per day (for Reservation Periods in [***] and [***]), or CHF [***] per day for Reservation Periods thereafter. Altus shall then pay such Facilities Reservation Fees as to the applicable Reservation Period for

                                                              Execution Original

    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
            THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
         APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2
                     OF THE SECURITIES EXCHANGE ACT OF 1934.

                                       16.

which Altus made such election, within [***] of the end of such Reservation Period.

          (f) The Parties further agree that, in the event Altus has not obtained Regulatory Approval in the United States of the Final Product by [***], or by [***], then in lieu of submitting an Annual Order for orders of Bulk Product Components in calendar year [***], or [***] (as applicable) as provided in Section 3.2(a) (and notwithstanding the requirements of Section 3.4, which shall not apply in this case), Altus may instead submit by [***], or by [***] (as applicable), a Reservation Notice that reserves manufacturing capacity in the applicable Lonza Facilities for the amount of time needed to manufacture the number of Batches of each Bulk Product Component as specified in such Reservation Notice. Promptly after Lonza's receipt of such Reservation Notice under this subsection (f), the Parties shall meet and discuss in good faith and agree on the time frame, during calendar year [***] (as applicable), during which Lonza shall reserve the applicable Lonza Facility for Altus, including agreeing on the amount of time (based on Lonza's experience in manufacturing Batches) that will need to be reserved to accommodate such manufacturing, and the commencement date of such reservation, which shall be the "Reservation Period" applicable to such Reservation Notice. It is anticipated that, unless the Parties otherwise agree based on commercially reasonable business reasons of Altus, the Reservation Period shall be scheduled to be completed near the end of [***]. The other provisions above of this Section 3.5 shall apply to a Reservation Notice submitted under this subsection (f), but with the following additional requirement: If by the date that is the earlier of (i) [***] before the commencement of such Reservation Period under this subsection (f), or (ii) [***], or [***] (as applicable), Altus has not submitted to Lonza a binding Purchase Order to manufacture Batches of each of the Bulk Components at least equal to [***] of the number of Batches of each as covered by the Reservation Notice submitted under this subsection (f), then Lonza may terminate this Agreement under the terms of Section 11.4.

          (g) Lonza agrees that, to the extent Altus has reserved capacity in a Lonza Facility by submitting a Reservation Notice, and has not either timely cancelled such reservation (under subsection (d) above) or used such reserved manufacturing capacity to manufacture Bulk Product Component, then to the extent such Lonza Facility is usable to manufacture another product for Altus, Lonza will if requested by Altus use such Lonza Facility during the applicable Reservation Period (or portion thereof) to manufacture requested amounts of such other product, at a [***] to be [***] the Parties [***]. In such event, Altus would be responsible for transferring [***] needed by Lonza to manufacture such product, and Altus would pay Lonza [***] of such technology transfer as agreed by the Parties.

      3.6 DELIVERY. For each Purchase Order submitted by Altus in accordance with the terms of this Agreement, Lonza shall deliver to Altus or Altus's designee, at the delivery destination and by the delivery date specified in such Purchase Order (or such other delivery date as agreed by the Parties), the specified quantity (or such lesser amount as required pursuant to the terms of Section 3.2(b) if applicable) of each Bulk Product Component conforming to the applicable Bulk Specifications and manufactured in accordance with cGMP and other requirements of this Agreement. At least [***] days prior to Lonza's delivery of Bulk Product Component satisfying a particular Purchase

                                                              Execution Original

    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
            THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
         APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2
                     OF THE SECURITIES EXCHANGE ACT OF 1934.

                                       17.

Order, Lonza shall provide to Altus a Delivery Confirmation identifying the specific date on which Lonza shall deliver such Bulk Product Component at the specified destination, which confirmation shall set forth the Altus Purchase Order number and Lonza's Confirmation number to which that delivery corresponds. Lonza shall immediately report to Altus the occurrence of any event within or beyond its control which is likely to affect delivery of any order of Bulk Product Component; the giving of such notice shall not otherwise excuse Lonza's performance hereunder. Lonza shall provide to Altus the documents described in
Section 4.3 with each delivery of Bulk Product Component.

      3.7 ORDER CANCELLATIONS. Altus may not cancel any Purchase Order, except as otherwise provided in Article 11.

      3.8 ENGINEERING AND VALIDATION BATCHES.

          (a) ENGINEERING BATCHES. The Annual Order that Altus shall submit by [***] (for delivery in [***]) shall include a binding order for [***] engineering Batch of each Bulk Product Component, and Lonza shall manufacture and supply to Altus such engineering Batches in accordance with this Agreement. However, for the avoidance of doubt, Lonza will be under no obligation to meet the Bulk Specifications for such engineering Batches, but Lonza agrees to [***] [***] such Bulk Specifications. If any such engineering Batch for a particular Bulk Product Component has [***] (e.g., [***]), then at Altus' request Lonza shall manufacture and supply to Altus another engineering Batch in accordance with this Agreement for such Bulk Product Component, at Altus' cost. Lonza may elect, at their sole discretion, to manufacture and supply to Altus further engineering Batch(es) in accordance with this Agreement for such Bulk Product Component, which manufacturing and supply will be at [***].

          (b) VALIDATION BATCHES. The Annual Order that Altus shall submit by [***] (for delivery [***]) shall also include purchase orders for a total of three [***] validation Batches for each of the [***] Bulk Product Components. The Parties shall mutually agree in good faith on appropriate success criteria for the validation Batches for each Bulk Product Component. If a particular validation Batch supplied by Lonza pursuant to such purchase order fails to meet such agreed criteria, appropriate representatives from each Party shall meet and discuss and seek to determine the causes of such Batch having failed to meet such criteria and shall cooperate diligently to try to find a solution to such causes, and Lonza shall [***] [***] any such problems [***]. Depending on what was the cause of such failure to meet the criteria, the Parties shall agree in good faith on how the Parties [***] for the [***] manufacturing needed to complete the validation runs, in compliance with the following: If [***] caused the failure, then Lonza will [***] the failed Batches [***] ([***] for [***] and the [***]). [***] the applicable Batch failed to meet such criteria for no assignable fault, then Lonza will [***] the failed Batch with [***] for [***] of the [***], and [***] for [***] of the replacement Batch. [***], Lonza shall [***] manufacture and supply of [***] [***] Batches for the particular Bulk Product Component [***], and [***] such time [***] has [***] delivered to Altus [***] Batches of such Bulk Product Component that meet the validation criteria. Each such validation Batch

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    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
            THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
         APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2
                     OF THE SECURITIES EXCHANGE ACT OF 1934.

                                       18.

supplied by Lonza shall meet the applicable Bulk Specifications and shall be suitable for commercial use.

      3.9 [***] OF SUPPLY. Lonza shall not [***] for the [***] at the [***] from any [***] to the extent that such [***] purchase orders, when taken together with any other orders from [***] for goods to be manufactured at the Lonza Facility, would [***] Lonza's ability to fulfill on a timely basis all Purchase Orders of Altus in accordance with their terms. If [***] any [***] to the [***] will [***] that such [***], if [***] to the [***], are [***] to the [***] of
[***] under this Agreement.

      3.10 SHORTFALLS IN SUPPLY.

          (a) If Lonza fails to deliver to Altus on a timely basis, and provided that such failure is not caused by the late delivery by Altus of [***] that Altus is responsible for providing to Lonza under the terms of
Section 3.12, the full amount of Bulk Product Component ordered under any Purchase Order submitted under Section 3.2 (as such quantities ordered may be limited under subsection 3.2(b)), Lonza [***] such failure [***], and Lonza also [***] with regular (at least [***], or [***] if [***] by [***]) and [***]
reports on the status of its efforts, and the [***] date that [***], to cure such [***] by delivering the required amounts of Bulk Product Component on order. If such failure to delivery on a timely basis amounts of Bulk Product Component on order under a Purchase Order remains uncured by the date [***] the scheduled delivery date, then Altus may purchase from a Third Party any such amounts of such Bulk Product Component that remain on backorder. If Altus does so it shall give Lonza written notice thereof, and the relevant Purchase Order for such amounts shall be deemed canceled as to the amounts that were not previously delivered by Lonza, and Altus shall not be obligated to accept the delivery thereafter of such amounts under such Purchase Order (but Lonza may use any such amounts of the Bulk Product Component manufactured prior to such notice from Altus to fulfill future Purchase Orders by Altus of such Bulk Product Component so long as such amounts of Bulk Product Component have an appropriate period of shelf life remaining as of the time of delivery to Altus to fulfill such subsequent Purchase Orders), and Lonza shall at that point not be obligated to continue to fulfill such amounts of Batches that are on order but are past their delivery dates (but will remain fully obligated to manufacture and supply on a timely basis all other amounts of Bulk Product Component ordered by Altus under the terms of this Agreement). Lonza's obligation under this Section 3.10(a) to cure a failure to deliver amounts of Bulk Product Component ordered under any Purchase Order submitted under Section 3.2 shall terminate at the end of the calendar year following the year in which such failure occurred, provided Lonza has used best efforts to cure such failure prior to such date.

          (b) Upon the occurrence of any [***] (as defined in subsection (c) below), the Parties shall meet immediately and discuss in good faith all appropriate actions to remedy and cure the [***]. In any event Lonza shall use [***] to cure the [***], by delivering to Altus all amounts of Bulk Product

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    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
            THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
         APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2
                     OF THE SECURITIES EXCHANGE ACT OF 1934.

                                      19.

Components under [***] Purchase Orders of Altus to the extent such amounts have not been delivered by the scheduled delivery date(s) under the applicable Manufacturing Schedule. If Altus reasonably determines that it is unlikely that Lonza will be able to completely cure a [***] within [***] days of the occurrence of such [***], or in any event if such [***] is not fully cured within such [***] day period, then Altus will be relieved of its obligation to purchase the binding commitments for orders of Bulk Product Component as provided in Section 3.2 and may immediately fulfill its requirements of the applicable Bulk Product Component from other qualified manufacturers, to the extent [***] due to [***] or other failure to deliver on a timely basis Bulk Product Component ordered by Altus, but with the understanding that Altus [***] to order and purchase such amounts of Bulk Product Component to the extent needed to [***] for the Bulk Product Component and that Lonza can demonstrate to Altus' [***] Lonza [***] and supply [***] such amounts in conformance with all other provisions of this Agreement.

          (c) As used in the above Section 3.10(b), the term "Supply Failure" means that any of the following has occurred (regardless of whether a Force Majeure event has caused any such failure):

               (i) Lonza has failed to supply, by the delivery date in the applicable Manufacturing Schedule, at least [***] of the amount of any particular Bulk Product Component, ordered by Altus under a binding Purchase Order that conforms to the requirements of this Agreement, that was supposed to be delivered by such date under such Manufacturing Schedule, and such failure is not cured [***] of such delivery date; or

               (ii) as a result of failures by Lonza to supply, by the applicable delivery dates in the applicable Manufacturing Schedule, amounts of any particular Bulk Product Component ordered by Altus in one or more binding Purchase Orders that conform to the requirements of this Agreement, there exists at a [***] a [***] of such Bulk Product Component (i.e., amounts of such Bulk Product Component ordered in submitted Purchase Orders for which [***] of [***] has not [***] after the scheduled delivery dates under the applicable Manufacturing Schedule) that exceeds [***] of the total amount of orders by Altus for such Bulk Product Component for the then-current calendar year.

For purposes of this definition, delivery of Defective Product shall be deemed a failure to supply Bulk Product Component in a timely manner hereunder.

      3.11 [***].

          (a) Lonza acknowledges that Altus is depending on Lonza achieving at least a [***] (in kilograms per Batch) of each Bulk Product Component, in order to meet its needs of Final Product. For Batches manufactured prior to the Parties agreement (under Section 6.2(b) to convert to per kilogram Transfer Prices), if the average size (in kilograms per Batch) of the Batches of a particular Bulk Product Component that were manufactured by Lonza during a particular campaign (as calculated just prior to the end

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    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
            THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
         APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2
                     OF THE SECURITIES EXCHANGE ACT OF 1934.

                                      20.

of such manufacturing campaign) and shipped by Lonza to Altus is less than the applicable of the following minimums of kilograms per Batch of the applicable Bulk Product Component: (x) [***] kilograms per Batch if such Bulk Product Component is lipase; (y) [***] kilograms per Batch if such Bulk Product Component is amylase (without dextrin); and (z) [***] kilograms per Batch if such Bulk Product Component is protease, then the Parties shall proceed as provided in subclause (b) and (c) below, as applicable.

          (b) Lonza shall determine, as to the particular Bulk Product
Component for such it did not meet the above required minimum average yield during the particular campaign, the total amount (in kilograms) of the shortfall, equal to: (i) the expected minimum yield in kilograms (as provided in subclause (x), (y) or (z) above as applicable) multiplied by the total number of Batches in such campaign, minus (ii) the actual total number of kilograms of such Bulk Product Component resulting from such campaign (meeting the applicable Bulk Specifications and delivered to Altus), which amount shall be the "Yield Shortfall" for such campaign. If such Yield Shortfall is more than [***] of the actual average yield (in kilograms) of such Bulk Product Component for a Batch during such campaign, then Lonza will extend such manufacturing campaign for such Bulk Product Component, and shall manufacture and deliver to Altus, at [***] [***] and [***] except for the [***] of [***] (which will be paid for by [***]), such number of additional Batch(es) of such Bulk Product Component as needed to manufacture and deliver to Altus at least the amount of kilograms of such Bulk Product Component equal to such Yield Shortfall. To the extent that such manufacturing yields additional kilograms of such Bulk Product Component (i.e., beyond the Yield Shortfall), then Altus will purchase such additional kilograms at a reasonable time, at a cost equal to the per Batch Transfer Price then applicable, multiplied by the fraction equal to the ratio of such additional kilograms divided by the required minimum per Batch yield (in kilograms) for such Bulk Product Component (as set forth in subclauses (x), (y) or (z) above as applicable).

          (c) If such Yield Shortfall is less than [***] of the actual average yield (in kilograms) of such Bulk Product Component for a Batch during such campaign, then Lonza shall not be obligated to extend the manufacturing campaign but shall [***] for such Bulk Product Component supplied during such campaign a [***] to reflect the shortfall.

          (d) Lonza shall in any event [***] to maximize the yield of Bulk Product Component in each Batch manufactured under this Agreement. For clarity, the above minimum yield provisions shall not apply to [***], but Lonza understands and agrees that achieving [***] is [***] for [***], such yields to be [***] in the [***] as discussed in Section 3.8(b) (with the expectation that such [***] will be approximately [***] of the [***] for each Bulk Product Component as described in Section 3.11(a) above.

      3.12 LABELING AND PACKAGING. Lonza shall label and package each Bulk Product Component to be supplied in accordance with the applicable Manufacturing SOPs, Altus' directions and Applicable Law applicable to pharmaceutical products

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    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
            THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
         APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2
                     OF THE SECURITIES EXCHANGE ACT OF 1934.

shipped in bulk, for shipment to Altus or to one or more fill/finish manufacturers designated by Altus. Altus shall be responsible for developing the design and content for the label and package inserts. Upon Altus's request, Lonza shall assist Altus in developing the design and content for such label and package inserts, and shall provide regulatory support to obtain and maintain all necessary Regulatory Approvals for such design and content. Lonza shall provide such assistance and support at no charge to Altus.

      3.13 STORAGE AND HANDLING. Lonza shall store and handle all Bulk Product Component as required by the applicable Manufacturing SOPs, Bulk Specifications, cGMP, and all established safety practices for the Bulk Product Component.

      3.14 SHIPPING; RISK OF LOSS. All shipments of Bulk Product Component by Lonza will be made [***] (Incoterms 2000) to the delivery destination specified in the applicable Purchase Order, and all deliveries shall be in accordance with the shipping instructions of Altus, including by a common carrier specified by Altus. Lonza shall pay, on Altus's behalf, [***] incurred by Lonza in shipping Bulk Product Component (collectively, "TRANSPORT COSTS"), unless Altus provides otherwise in writing on a Purchase Order. Altus will reimburse Lonza for the reasonable Transport Costs, [***] by Lonza and Lonza shall, upon Altus's request, provide written documentation supporting such costs. Except as provided herein with respect to Defective Product, risk of loss as to Bulk Product Component shipped to Altus or its designee hereunder shall pass to Altus upon delivery of such Product to the common carrier at the Lonza Facility where the Bulk Product Component was manufactured. Lonza shall arrange to insure the shipment of the ordered Bulk Product Component as specified by Altus.

      3.15 [***]. Lonza shall be responsible for procuring all [***] needed for manufacturing Bulk Product Components, except as otherwise provided below as to the [***] material. Altus shall [***] Lonza for [***], except for [***] (which shall be Lonza's responsibility), acquired by Lonza for use in manufacturing the Bulk Product Components under this Agreement in amounts and on a schedule reasonably agreed to by the Parties. It is understood and agreed by Lonza that Altus (in order to have sufficient [***] on hand at Lonza to manufacture additional requirements of Bulk Product Components in case sales of the Final Product exceed Altus applicable forecasts) may require that Lonza purchase and store [***] than would actually be needed to manufacture the amounts of Bulk Product Components then on order or forecasted, and Lonza agrees to do so if so requested, subject to Altus reimbursing the actual purchase price as provided above. Lonza shall provide Altus with specifications and information regarding such [***] and the names of the vendors. The costs for the goods paid by Altus shall be invoiced to Altus [***] (i.e., at [***] to [***] from the supplier). Such invoice to be provided by Lonza after purchase by Lonza of such materials on the agreed time schedule, and provided that Lonza delivers to Altus with any such invoice a copy of the invoice for the purchase of such [***] from the Third Party supplier. Lonza shall purchase and maintain an inventory of [***] in amounts [***] to manufacture the Batches of Bulk Product Component expected to be ordered by Altus (according to the Forecasts) in the coming [***]. Lonza shall [***] to obtain [***] and [***] to at the [***], and shall keep Altus regularly and fully informed of the [***] [***]

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    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
            THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
         APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2
                     OF THE SECURITIES EXCHANGE ACT OF 1934.

                                       22.

such [***] and the basis for [***], including using [***] with the vendors to reduce the [***] for purchase of such [***] below the [***] by the applicable vendor. The Parties would discuss in good faith and agree on a mechanism [***] any subsequent [***] in [***] that Lonza may be able to negotiate with the appropriate vendors. Lonza shall utilize only qualified vendors for purchase of [***] and consumables as specified in the Quality Agreement, and shall conduct further audits of vendors as needed or as reasonably requested by Altus. Altus shall initially be responsible for obtaining and providing to Lonza, [***], the amounts of [***] needed for Lonza to manufacture Bulk Product Components ordered by Altus under this Agreement; however, the Parties shall work together in good faith for Lonza to undertake to manufacture, or to purchase from third party vendor(s), such needed amounts of [***], at the [***].

      3.16 FACILITIES AND EQUIPMENT. Lonza shall be responsible for allocating appropriate Lonza Facilities, and for obtaining, installing and maintaining in such Lonza Facilities all capital equipment, as needed to manufacture the amounts of Bulk Product Components as ordered by Altus. Lonza shall allocate sufficient time, effort, equipment and facilities to the program for manufacturing Bulk Product Components, and shall dedicate and use personnel with sufficient skills and experience as are required to accomplish the manufacturing tasks, so as to manufacture and deliver Bulk Product Components on a timely basis and in accordance with the terms of this Agreement. Lonza shall conduct its manufacturing efforts under this Agreement in compliance with all Applicable Laws.

      3.17 RESTRICTION ON COMPETITION. During the Term of this Agreement and for a period of [***] thereafter Lonza agrees not to perform services or otherwise undertake manufacturing activities for any potential product, product candidate, product, or product component that contains a [***] for [***]; however, for clarity, the foregoing restriction shall not apply to the manufacture, on behalf of a third party, of a product provided that such third party has provided Lonza [***] and [***]. Notwithstanding the foregoing, Lonza understands and agrees that the confidentiality and non-use restrictions under Article 10 continue to apply with respect to all the Confidential Information of Altus.

      3.18 ALTERNATIVE SUPPLIERS. It is understood and agreed by Lonza that Altus may establish and qualify one or more other facilities (owned or operated by an Affiliate or Altus or a Third Party) to manufacture Bulk Product Components and to obtain a secondary supply of Bulk Product Components, subject to the following: Altus agrees that, except as otherwise provided below or in
Section 3.10, Altus agrees to purchase from Lonza [***] of its requirements for Bulk Product Component through the [***] of the Effective Date except that such limitation shall not apply with respect to product that [***] may be able to supply, and thereafter Altus would commit to purchase from Lonza at least [***] of its requirements of Bulk Product Components (or such lesser amount as is equal to [***] of Lonza's [***] for the Bulk Product Components (in the relative amounts Altus expects to order during a particular year, and taking into account, if applicable, the amounts of the other Bulk Product Components that need to be manufactured and supplied to Altus to meet its requirements), and provided that such limitation shall not apply with respect to amounts of product that [***] may be able to supply), given the requirements of Altus for all Bulk Product Components), and the

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    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
            THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
         APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2
                     OF THE SECURITIES EXCHANGE ACT OF 1934.

                                      23.

remainder could be acquired by Altus from second source(s), subject also to the following. In addition, Altus may purchase Bulk Product Components from alternative manufacturers if required by Applicable Law or any Regulatory Authority. Notwithstanding the foregoing, Lonza acknowledges that if the Final Product is successful, Altus will need to secure and engage an effective and capable alternative manufacturer to manufacture one or more of the Bulk Product Components, and that Altus may need to offer such alternative manufacturer, in order to secure such manufacturing on commercially reasonable terms, more manufacturing capacity for a particular Bulk Product Component than would be permitted by the above commitments. In such case, at Altus' request, Lonza agrees to discuss in good faith and agree on a [***] in [***] to so engage such alternative manufacturer. Lonza shall provide [***] and [***] as needed to effect the [***] for a maximum of two of such alternative manufacturer(s) per applicable Bulk Product Component, to manufacture the applicable Bulk Product Component; provided that Altus shall [***] [***] for its [***] providing such assistance, except in the case where Altus engages an alternative manufacturer [***] of its supply obligations under this Agreement (in which case such assistance and cooperation [***]). Completion of such technology transfer shall have the same meaning as in the Tech Transfer Agreement.

      3.19 INVENTORY. Throughout the Term, Lonza shall maintain in inventory at the Lonza Facility (or at such other appropriate storage facility owned by Lonza or its Affiliate as is agreed to by Altus) such amounts of Bulk Product Component that have been manufactured under binding Purchase Orders but have not yet been delivered by Lonza. Such inventory shall be maintained and stored in accordance with the terms of this Agreement and Regulatory Standards, and Lonza shall fulfill Purchase Orders for Bulk Product Component submitted by Altus out of such inventory on a "first in, first out" basis. Lonza shall provide to Altus a monthly report listing the total amounts of each Bulk Product Component stored by Lonza in its inventory at that time. Lonza shall be responsible for such inventory of Bulk Product Components until ownership of particular quantity of Bulk Product Component is transferred to Altus based on fulfillment of an Altus Purchase Order in accordance with the delivery terms of this Agreement.

      3.20 COMMITMENT TO OPTIMIZE SUPPLY RELATIONSHIP. The Parties acknowledge and agree that one of the primary goals of this Agreement is to provide for the efficient ordering, manufacture and supply by Lonza of Altus' requirements of each of the Bulk Product Components on a timely basis and at a low cost so that Altus may maximize the return on sale of Final Products, and also that Lonza achieves a reasonable profit on such manufacturing activity and is able, if applicable, to maximize the utilization of the Lonza Facilities. In support of achieving such goals, each Party agrees that, if any aspect of the specific forecasting and ordering provisions as set forth above in this Article 3 is determined, based on experience in operating under such provisions, to impact negatively a Party in its efforts to achieve the above goal, then at such Party's request the Parties shall meet and discuss in good faith appropriate modifications to such aspect of the provisions and shall seek to agree on an amendment to such provisions that better provides for the more efficient ordering and supply of Bulk Product Components to Altus by Lonza.

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    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
            THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
         APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2
                     OF THE SECURITIES EXCHANGE ACT OF 1934.

                                       24.

                                    ARTICLE 4

                    QUALITY CONTROL; ACCEPTANCE AND REJECTION

      4.1 QUALITY CONTROL. Lonza shall maintain and follow a quality control and quality assurance testing program consistent with the Bulk Specifications, cGMP, and all other requirements of Applicable Law and consistent with industry standards (the "QUALITY CONTROL PROCEDURES"), which shall include performing the applicable Acceptance Tests on each Batch of Bulk Product Component. Lonza shall ensure that all Bulk Product Component supplied to Altus hereunder shall be manufactured in accordance with the applicable Manufacturing SOPs and cGMP, all other Applicable Laws, and all other applicable requirements of Regulatory Authorities, (collectively, "REGULATORY STANDARDS") and shall comply with the applicable Bulk Specifications. Lonza shall promptly notify Altus in accordance with the quality agreement of any deviation from Manufacturing SOPs or the Regulatory Standards that occurs during any Batch process or manufacturing or any Batch failure, including the details and causes thereof.

      4.2 CERTIFICATES. Lonza shall provide to Altus, accompanying each Batch of Bulk Product Component delivered to Altus: (a) the Batch number and Purchase Order number of the delivered Bulk Product Component and (b) a completed and accurate Certificate of Analysis as to such Batch. Altus or its Affiliate or designee may test each amount of Bulk Product Component delivered to confirm that it meets the applicable Bulk Specifications and otherwise complies with the terms of this Agreement.

      4.3 QUALITY AUDITS. Lonza shall maintain all quality control documentation and Acceptance Test results for each Batch of Bulk Product Component for a period and in a manner consistent with Regulatory Standards and the Quality Agreement. During the Term, Altus may periodically review, upon reasonable prior notice, such documentation and results, and shall have the right to audit, survey, verify the adherence of Lonza to the Quality Control Procedures and Regulatory Standards. In addition to the above and to the Altus representatives provided for in Section 5.8, in accordance with the quality agreement and upon reasonable prior written notice to Lonza, Altus shall have the right to have its representatives visit each Lonza Facility to discuss quality issues and any related issues with Lonza's manufacturing and management personnel as relating to manufacture of Bulk Product.

      4.4 ACCEPTANCE AND REJECTION.

            (a) Altus may reject any amount of Bulk Product Component delivered under this Agreement that does not comply with the warranties set forth in
Section 8.2 (a "DEFECTIVE PRODUCT") by giving written notice of such Defective Product to Lonza within [***] after receipt thereof. If, as to a particular delivery of Bulk Product Component, Altus does not so notify Lonza that such delivery is Defective Product within such [***], Altus will be deemed to have accepted such quantities of

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CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                                      25.

Bulk Product Component and the Bulk Product Component shall be treated as meeting the Specifications, but subject to Section 4.4(b). Nothing in this
Section 4.4(a) shall be construed in any way to limit Lonza's warranty under
Section 7.2 or Altus's indemnification rights under Section 8.1.

            (b) If, after Altus's initial acceptance or deemed acceptance of a delivery of Bulk Product Component ordered by Altus, Altus determines that any such quantity of Bulk Product Component delivered hereunder is Defective Product, Lonza shall cooperate fully with any subsequent investigation Altus may conduct and shall engage in good faith discussions with Altus to determine the cause of the defect. If the Parties determine (or it is determined by dispute resolution) that the defect: (i) is due to the Bulk Product Component not having been manufactured in compliance with applicable Manufacturing SOPs, cGMP and other Regulatory Standards, being adulterated or misbranded within the meaning of the FD&C Act, or not complying with the applicable Bulk Specifications at the time of delivery (where such non-compliance could not reasonably have been determined by conducting the Acceptance Tests), and (ii) resulted from the negligence or intentional misconduct of Lonza or its agent, and provided that such defect was not caused by matters out of Lonza's control (e.g., by Altus delivering defective raw material to Lonza, or the defect occurring in shipping by the carrier or post delivery), then Altus may revoke its acceptance with respect to such quantity of Defective Product by providing written notice to Lonza of such revocation, provided that such revocation of acceptance occurs prior to the date [***] delivery by Lonza of the applicable Bulk Product Component.

            (c) Altus shall return any Defective Product to Lonza [***] or, at Lonza's request or if return is not practicable, shall destroy any Defective Product at [***] and certify to Lonza that such destruction is complete, but subject to Lonza's right to [***] Defective Product to the extent permitted by the Quality Agreement. With respect to any Defective Product that have been properly rejected pursuant to Section 4.4(a) or 4.4(b), Altus shall not be required to pay for such Defective Product under the payment terms of Article 6, and if Altus already paid Lonza the Transfer Price for the delivery of such Defective Product, then Lonza shall refund to Altus the total amount of such payment within [***] of the determination that such delivered material is Defective Product. At Altus's sole election, Lonza shall replace such Defective Product as quickly as possible and [***] to deliver such replacement Batches of Bulk Product Component no later than the delivery timeframes provided in Section
3.3. Altus shall pay Lonza for such replacement Bulk Product Component in accordance with Article 6, or in the event that Altus has already paid for any such Defective Product (which payment has not been previously refunded), Lonza shall replace such Defective Product with conforming Bulk Product Component at its own expense. For clarity, in the event Altus elects not to receive replacement Bulk Product Component, and Altus has already paid for the Defective Product, Lonza shall reimburse Altus an amount equal to the payment made by Altus for such Defective Product.

            (d) If Lonza disagrees with Altus's determination that certain quantities of Bulk Product Component delivered by Lonza are Defective Product, the

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  SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                                      26.

Parties will first use good faith efforts to resolve such dispute [***] of Altus's notice provided under Section 3.5(a) or Section 3.5(b). If the Parties are unable to resolve such dispute within [***], a sample of such Bulk Product Component shall be submitted to a mutually acceptable Third Party testing service. Such Third Party testing service shall determine whether the Bulk Product Component meets the applicable Bulk Specifications and/or otherwise is defective, and the Parties agree that such testing service's determination shall be final and determinative. The Party against whom the Third Party laboratory rules shall bear all costs of the Third Party testing.

                                    ARTICLE 5

                             REGULATORY OBLIGATIONS

      5.1 FACILITIES LICENSES. Lonza shall obtain and maintain for each Lonza Facility, at its sole cost, all permits, licenses and approvals (including facilities licenses) needed for Lonza to be able to manufacture and supply all Bulk Product Components in compliance with cGMP and Applicable Law ("Facilities Licenses"), in a timely manner such that Lonza is able to meet is manufacturing and supply obligations under this Agreement. Lonza would keep Altus regularly informed about status of all such Facilities Licenses and shall provide Altus copies thereof upon request. Lonza shall ensure that each Lonza Facility complies with cGMP and all other Applicable Law with regards to its manufacturing and supply of Bulk Product Components. Lonza shall use best efforts to resolve as soon as possible any issues that arise in its seeking or maintaining Facilities Licenses, including completely addressing and rectifying any deviations or other issues raised in any Warning Letter from the FDA or any similar warning or objection by a Regulatory Authority.

      5.2 INFORMATION FOR REGULATORY APPLICATIONS. Upon Altus's written request, Lonza shall provide to Altus the complete Master Batch Records and specific Manufacturing and Analytical SOP's and updates as defined in the Quality Agreement, and copies of the relevant documents containing any other Lonza Technology used in manufacturing each Bulk Product Component. Altus has the right to review and copy the executed, completed Batch Records for each Batch, all as needed for Altus to prepare the CMC Sections for any particular Regulatory Application that Altus (or its Affiliate or licensee) intends to file or for any other appropriate regulatory purpose relating to a Bulk Product Component or the Final Product. All such Information shall be provided in English. Lonza shall prepare and maintain the Batch Records for each Batch of Bulk Product Component manufactured hereunder, and shall provide Altus access to such Batch Records for review and inspection, and shall provide copies thereof to Altus, at Altus' expense for actual out-of-pocket copying costs and the costs (at an agreed FTE rate) for Lonza's internal employee time required for such copying, if so requested by Altus.

      5.3 REGULATORY APPLICATIONS FOR FINAL PRODUCT. Altus (or its Affiliate or licensee) shall have the exclusive right to prepare and submit any and all Regulatory Applications regarding Final Products and/or Bulk Product Component (including INDs and NDAs), and including filing any amendments or supplements thereto and pursuing

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                                      27.

such applications and filings to approval or registration. Any and all such Regulatory Applications regarding Final Product and/or Bulk Product Component will be owned solely by and held in the name of Altus (or its Affiliate or licensee, as applicable). To the extent required or appropriate under Applicable Law, any such Regulatory Applications regarding Final Product and/or Bulk Product Component shall list Lonza as the manufacturer of the applicable Bulk Product Components under this Agreement. Lonza shall have no rights in or to any such Regulatory Application.

      5.4 REGULATORY ASSISTANCE. Without limiting Section 5.2, with respect to any application or filings reasonably needed by Altus (or its Affiliate or licensee) to obtain or maintain Regulatory Approvals for any Final Product, and any record-keeping, audits, inspections and audits required by Regulatory Authorities relating to the manufacture and/or supply of all Bulk Product Components by Lonza hereunder, Lonza shall reasonably cooperate with and assist Altus in all such matters, including providing any additional Information needed for such applications, filings or activities and any additional support relating to Bulk Product Component as reasonably requested by Altus, and Altus shall reimburse Lonza for any actual out-of-pocket costs of providing such Information and assistance, in amounts to be agreed prior to the services.

      5.5 CHANGES IN MANUFACTURING PROCESS. Lonza shall not change or modify any of the Manufacturing SOPs, or otherwise make any change in the materials, equipment, process or procedures used to manufacture or test any Bulk Product Component that would require a filing with a Regulatory Authority and/or that would reasonably be expected to or affects Lonza's ability to manufacture the Bulk Product Components in accordance with the Bulk Specifications or the terms of this Agreement, without first obtaining Altus' prior written approval. No changes to Manufacturing SOPs or the Master Batch Records shall be made except in accordance with the change control procedure of the Quality Agreement. Lonza shall disclose all proposed changes in such manufacturing and testing materials, equipment, process or procedure to Altus at a level that would be sufficient to allow Altus to understand such changes and comply with Regulatory Standards. If Altus agrees to allow any such change requiring Altus's approval to be implemented, then the Parties shall revise Manufacturing SOPs and the relevant Bulk Specifications in writing accordingly, if applicable, in compliance with the requirements of the Quality Agreement. Any actual costs incurred by Lonza in making changes to the Manufacturing SOPs that are requested by Altus shall be reimbursed by Altus, in amounts to be agreed by the Parties in writing prior to performing such changes.

      5.6 COMPLIANCE WITH LAWS. In performing its obligations hereunder, Lonza shall comply with the Regulatory Standards and all Applicable Laws. Lonza shall obtain and maintain all government permits, including without limitation health, safety and environmental permits, necessary for the conduct of the actions and procedures undertaken to manufacture and supply Bulk Product Component during the Term.

      5.7 RECORDS. Lonza shall keep complete, accurate and authentic accounts, notes, data and records pertaining to the manufacture, processing, testing, storage, and distribution of the Product, including without limitation master production and control records, in accordance with Regulatory Standards. Lonza shall retain such records for a

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period and in a manner consistent with Regulatory Standards and shall make available to Altus copies of such records and shall permit Altus to inspect the originals of such records as maintained by Lonza, on reasonable notice. After such time period, Lonza shall notify Altus prior to the destruction of any records retained under this Section 5.7 and, at Altus's request, shall transfer such records to Altus.

      5.8 INSPECTIONS BY ALTUS. Lonza shall permit Altus to inspect, as reasonably needed, that portion of the Lonza Facility where Bulk Product Component is manufactured or stored and review such Bulk Product Component documents as is reasonably necessary for the purpose of assessing Lonza's compliance with the Manufacturing SOPs, cGMP, the Bulk Specifications, the Regulatory Standards, and applicable chemical manufacturing controls. Such inspection and document review shall be conducted upon reasonable prior written notice by Altus prior to the proposed inspection (except in the event of a reasonable, urgent concern by Altus regarding the quality of Bulk Product Component, in which case Altus may conduct the inspection as soon as practicable), at a time and date mutually agreeable to the Parties and in accordance with the quality agreement. In addition, Altus shall have the right to have an employee or agent present at the Lonza Facility during the preparation for or conduct of any manufacturing or production run for manufacture or packaging of a Batch of Bulk Product Component, and such employee or agent shall be free to inspect and oversee all aspects of such preparation or production run and to comment to Lonza thereupon. Lonza shall provide such Altus employee or agent a suitable office equipped with a phone line and high-speed internet connection and other standard office equipment and supplies as needed, for use by such employee or agent in conducting the inspection and oversight activities during such production run.

      5.9 REGULATORY INSPECTIONS.

            (a) INSPECTION BY REGULATORY AUTHORITIES. Upon the request of any Regulatory Authority having jurisdiction over the manufacture of Bulk Product Component hereunder, such Regulatory Authority shall have access to observe and inspect Lonza's facilities and procedures used for the manufacture, release and stability testing, and/or warehousing of all Bulk Product Components and to audit such facilities for compliance with cGMP and/or other applicable regulatory standards. Lonza specifically agrees to cooperate with any inspection by a Regulatory Authority, whether prior to or after Regulatory Approval of a Final Product, and to provide Altus a copy of any inspection or audit report resulting form any such inspection. If Lonza is purchasing [***] from a Third Party manufacturer for use in manufacturing Bulk Product Component, Lonza [***] to ensure that such manufacturer's facilities and procedures are similarly subject to the provisions of this Section 5.9(a) as to the manufacture of such [***], and to ensure that Altus is provided copies of any inspection or audit report of such Third Party relating to such [***].

            (b) NOTIFICATION OF INSPECTIONS. Lonza agrees to notify Altus within [***] any written or oral inquiries, notifications or inspection activity by any Regulatory Authority in regard to Bulk Product Component to be supplied to Altus hereunder. Lonza shall provide a reasonable description of any such governmental inquiries,

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notifications or inspections promptly, but in no event later than [***] such notification, inquiry or inspection. Lonza shall furnish to Altus (i) [***] after receipt, any report or correspondence issued by any Regulatory Authority in connection with such notification, inquiry or inspection, including any FDA Form 483 (List of Inspectional Observations) or applicable portions of any FDA Warning Letters which pertain to the Bulk Product Component (or any equivalent in another country or jurisdiction), and (ii) [***] prior to the time it provides to any Regulatory Authority, copies of proposed responses or explanations relating to items set forth above (each, a "Proposed Response"), in each case redacted of trade secrets or other confidential or proprietary information of Lonza that are unrelated to the obligations under this Agreement or are unrelated to Bulk Product Component or its manufacture. Lonza shall discuss with Altus and consider in good faith any comments provided by Altus on the Proposed Response. After the filing of a response with the FDA or other Regulatory Authority, Lonza shall notify Altus of any further contacts with such Regulatory Authority relating to the subject matter of the response.

            (c) REMEDIAL ACTIONS. Lonza shall notify Altus immediately in writing in the event any action is taken or threatened by a Regulatory Authority relating to the manufacture or storage of Bulk Product Component by Lonza, or relating to the Lonza Facility in which such manufacture or storage occurs, or which may impair the ability of Lonza to manufacture Bulk Product Component (including without limitation any impairment to Lonza's ability to manufacture Bulk Product Component conforming to the applicable Bulk Specifications) in accordance with this Agreement. In any event, Lonza shall [***] to [***] and [***] any issues, concerns or warnings from any Regulatory Authority that might affect Lonza's ability to manufacture and supply Bulk Product Component in accordance with this Agreement. To the extent Lonza must implement a plan of remediation or for other modifications or changes to its Lonza Facility or its manufacturing processes in order to address and resolve any such issues, concerns or warnings from any Regulatory Authority, Lonza shall prepare such plan as soon as possible, shall provide a draft of the plan to Altus for review and comment, and shall implement all reasonable comments of Altus as soon as possible, and shall implement and complete all aspects of the agreed plan [***].

            (d) DAMAGES FOR REGULATORY FAILURES. If Lonza fails to deliver on a timely basis Bulk Product Component ordered by Altus under this Agreement due to either: (i) failure of Lonza to obtain or maintain all needed Facilities Licenses; or (ii) a determination by the FDA that the Bulk Product Component is "misbranded or adulterated" within the meaning of the FD&C Act due to any manufacturing problem or issue at the Lonza Facility, or any other similar disability raised or imposed by a Regulatory Authority, then Lonza shall indemnify and hold Altus harmless from any and all losses resulting from lost sales caused directly by such failure to deliver, but not in an amount exceeding the [***]. Further, if such failure to deliver permits Altus under the terms of this Agreement, under Section 3.10 or any other provision of this Agreement, to engage a Third Party manufacturer to supply the applicable Bulk Product Component due to such failure by Lonza, then Lonza shall also pay to Altus [***] and of [***] for [***] that are not incorporated into Bulk Product Component.

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                                      30.

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      5.10 RECALLS.

            (a) RESPONSIBILITY. In the event that a Recall (as defined below) of any Final Product distributed by Altus or its Affiliate or licensee is required or recommended by a Regulatory Authority or other governmental agency or authority of competent jurisdiction, or if a Recall is reasonably deemed advisable by Altus, such Recall shall be promptly implemented and administered by Altus in a manner which is appropriate and reasonable under the circumstances and in conformity with accepted trade practices and with all Applicable Law of the relevant jurisdiction(s). The costs of any such Recall shall be borne by the Party or Parties whose actions or omissions caused the Recall to be necessary or deemed advisable, and subject also to Section 4.4. In particular, Lonza shall pay all such costs of any such Recall caused by Lonza manufacturing defects in any Bulk Product Component supplied by Lonza (for example, due to Lonza's failure to manufacture a Bulk Product Component included in such Final Product in accordance with the applicable Bulk Specifications or cGMP requirements), including costs incurred by Altus for [***] and other [***] related to such [***] (such as [***] as set forth in [***])). Notwithstanding the foregoing, Lonza shall have no obligation to pay costs of a Recall of any Final Product to the extent such Recall is: (a) due to defects in the Final Product other than manufacturing defects in the Bulk Product Components as supplied by Lonza, (b) caused by actions of Altus or Third Party occurring after the Bulk Product Component is delivered by Lonza to Altus's carrier, (c) due to packaging or labeling defects for which Altus or any Third Party has responsibility or (d) due to and caused by any other breach by Altus of its duties under this Agreement. For the avoidance of doubt and subject to the general limitations of liability under this Agreement, Lonza shall be solely responsible for the costs and expenses of a Recall that is directly caused by a Lonza manufacturing defect in Bulk Product Component supplied to Altus. To the extent that any Recall is due to a cause out of Lonza's control, Lonza shall not be responsible for the costs of the Recall attributable to such other cause.

            (b) COMMUNICATION. Each Party shall keep the other fully and promptly informed of any notification, event or other information, whether received directly or indirectly, which might affect the marketability, safety or effectiveness of Final Products sold or distributed by Altus or its Affiliate or licensee or might result in a Recall or Seizure of Final Products by the FDA or other Regulatory Authority.

            (c) REPLACEMENT; REFUND. In the event of any Recall or Seizure of Final Product arising out of or resulting from Lonza's supplying defective Bulk Product Component or other breach of this Agreement by Lonza, Lonza shall, at the election of Altus, and in addition to the obligations of Lonza under Article 3 and the other terms of the Agreement, either:

                  (i) supply replacement Bulk Product Components that meet the applicable Bulk Specifications, without charge to Altus, in an amount sufficient to replace the amount of each of the Bulk Product Components needed to manufacture the Final Product that is Recalled or Seized (including that amount of Bulk Product Components incorporated into Final Products Recalled or Seized), or

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                                      31.

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                  (ii) refund to Altus, or give credit to Altus against
outstanding receivables due from Altus against the price of Bulk Product Component to be delivered to Altus in the future, in amounts equal to the price paid by Altus to Lonza for the Bulk Product Components needed to manufacture the Final Product so Recalled or Seized (including that Bulk Product Components incorporated in Final Product so Recalled or Seized) plus the reasonable transportation costs incurred by Altus and not recovered by Altus in respect of such Recalled or Seized Final Product.

            (d) REIMBURSEMENT.

                  (i) BY LONZA. In the event of any Recall or Seizure of Final Product arising out of or resulting from a [***] of this Agreement, Lonza shall pay Altus's [***] and [***] incurred in connection with administering such Recall or Seizure of the Final Product.

                  (ii) BY ALTUS. In the event of any Recall or Seizure of Final Product arising out of or resulting from Altus's [***], Altus shall pay Lonza's [***] and [***] (if any) incurred in connection with its providing assistance to Altus in administering such Recall or Seizure of the Final Product.

            (e) DEFINITIONS.

                  (i) RECALL. For purposes of this Section 5.10, "Recall" shall mean any action by Altus and/or its Affiliates or sublicensees to recover title or possession or halt distribution, prescription or consumption of Final Products sold or shipped to Third Parties by Altus or its Affiliate or licensee. The term "Recall" also applies to Final Product which would have been subject to recall or withdrawal if it had been sold or shipped.

                  (ii) SEIZURE. For purposes of this Section 5.10, "Seizure" shall mean any action by the FDA or other Regulatory Authority or governmental agency or authority of competent jurisdiction to detain or destroy Final Products or prevent the distribution, prescription, consumption or release of such Final Products.

      5.11 ADVERSE EVENT REPORTING. It is understood and agreed that Altus (or its Affiliate or licensee) shall have the sole right and responsibility for reporting any adverse events to the applicable and appropriate Regulatory Authorities. Lonza shall provide Altus all reasonable assistance in complying with such reporting requirements. Lonza shall notify Altus, in accordance with the requirements of the Quality Agreement, of any information of which Lonza becomes aware concerning any side effect, injury, toxicity or sensitivity reaction, or any unexpected incident, and the severity thereof, that is associated with the manufacturing of Bulk Product Component.

      5.12 QUALITY AGREEMENT. The responsibilities of the quality units of each Party related to the manufacture of all Bulk Product Component shall be described in a

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quality agreement between the Parties, substantially in accordance with industry standards (the "Quality Agreement"). The Parties agree to negotiate and execute the Quality Agreement within [***] following the Effective Date (or such other period of time as may be mutually agreed by the Parties). Such responsibilities shall include, without limitation, (i) the specific content of the Certificate of Analysis, (ii) the nature of the Batch Record review process, including notification of deviations associated with the Manufacturing SOPs, and
(iii) a table of key contacts associated with the manufacturing, regulatory, quality control and quality assurance functions. Further, if Lonza is at any time not in compliance with its obligations under the Quality Agreement, Lonza shall cooperate in good faith with Altus to cure such non-compliance as soon as possible, and Lonza shall reimburse Altus for all its actual costs and expenses in working with Lonza to cure such non-compliance.

                                    ARTICLE 6

                                 FINANCIAL TERMS

      6.1 BULK PRODUCT COMPONENT TRANSFER PRICES. The Transfer Price for a particular Batch of Bulk Product Component that is manufactured by Lonza during a particular calendar year and delivered to Altus under this Agreement shall be as set forth in the applicable column in the transfer price schedule on EXHIBIT I, which Transfer Price shall be subject to adjustment (if any) in accordance to
Section 6.2. As the Transfer Prices include charges for "change over" days, Lonza covenants that in all cases it shall [***] to minimize such number of days required to complete the [***] in any manufacturing campaign under this Agreement.

      6.2 ADJUSTMENTS TO TRANSFER PRICES; MINIMUM PAYMENT.

            (a) The Transfer Price for each Batch of Bulk Product Component as set forth in Exhibit I is based on an exchange rate of [***] per [***]; since the Bulk Product Components are to be manufactured in [***] and the Transfer Pricing is thus based on costs in [***], if the above exchange rate is higher at the applicable payment time (i.e., more [***]), then the Transfer Price will be adjusted downward an equivalent amount for such payment by Lonza, and vice versa. Further, commencing on [***], and on [***] of each calendar year thereafter during the Term, the Transfer Price for each Batch of Bulk Product Component as set forth in Exhibit I shall be adjusted by the [***] in the [***] since the prior [***] (as published by the [***]). Such adjustments shall be agreed on by the Parties and shall be effective for the next following calendar year, and shall be set forth in a written amendment to the prices in Exhibit I hereto for such calendar year.

            (b) Promptly after completion by Lonza of at least [***] commercial Batches of a particular Bulk Product Component (following [***] Batches), the Parties shall discuss reasonably and in good faith and agree on: (a) the estimated typical yield (in kilograms of conforming Product Component) per Batch of such Bulk Product Component being manufactured (the "Expected Yield" for each Batch of the Bulk Product Component), the Parties will at Altus' request meet and discuss in good faith

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                                      33.

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converting the ordering and transfer pricing for such Bulk Product Component to kilograms per Batch, and if agreement is reached, will reflect such change in a written amendment to this Agreement, which amendment would also modify the applicable other Sections of the Agreement that involve Batches (with appropriate changes to kilograms of Bulk Product Component). The Parties agree that such kg price shall be [***] and provide [***] for Lonza, and would include a [***] resulting from ongoing yield improvements.

            (c) Notwithstanding the foregoing, the Transfer Price payable by Altus for: (i) all Batches of Lipase ordered after the orders submitted under
Section 3.3(a) for year [***] shall be the Transfer Price applicable to Batches of Lipase to be manufactured in [***], as specified in Exhibit I (regardless of the year such Batches are manufactured), until such time as Altus has ordered a total of [***] Batches of Lipase, and thereafter the Transfer Price for Lipase Batches shall be the Transfer Price applicable, under Exhibit I, for the year in which the Batch was manufactured; (ii) all Batches of Amylase ordered after the orders submitted under Section 3.3(a) for year [***] shall be the Transfer Price applicable to Batches of Amylase to be manufactured in [***], as specified in
Exhibit I (regardless of the year such Batches are manufactured), until such time as Altus has ordered a total of [***] Batches of Amylase, and thereafter the Transfer Price for all Amylase Batches shall be the Transfer Price applicable, under Exhibit I, for the year in which the Batch was manufactured; and (iii) all Batches of Protease ordered after the orders submitted under
Section 3.3(a) for year [***] shall be the Transfer Price applicable to Batches of Protease to be manufactured in [***], as specified in Exhibit I (regardless of the year such Batches are manufactured), until such time as Altus has ordered a total of [***] Batches of Protease , and thereafter the Transfer Price for Protease Batches shall be the Transfer Price applicable, under Exhibit I, for the year in which the Batch was manufactured. An interest fee of [***] per annum would also be payable to Lonza in [***] if Altus does not meet in [***] (by placing binding Purchase Orders for manufacturing in [***]) for Batch purchases totaling CHF [***], which fee is to be calculated based on the number of days after the end of 2008 that the difference between CHF [***] and the amount, equal to the difference between CHF [***] and the actual Transfer Prices paid for Batches manufactured in [***] and then in [***], remains outstanding.

      6.3 INVOICE AND PAYMENT. Lonza shall provide to Altus a written invoice, based on the then-applicable Transfer Price, for each Batch of Bulk Product Component for which manufacturing and quality control testing has been completed and Lonza has delivered to Altus the completed Certificate of Analysis for the Bulk Product Component. Such invoice shall be based on the Transfer Price then applicable to the Bulk Product Component (as adjusted pursuant to Section 6.2). All payments due hereunder to Lonza shall be paid in Swiss Francs not later than [***] from the date of invoice, subject to Section 4.4(c).

      6.4 MANUFACTURING SUPPORT PAYMENTS.

            (a) PROCESS LIMITS EVALUATION. Lonza acknowledges that Altus has completed payment to Lonza of all amounts owed for Lonza to conduct and complete the process limits evaluations as required in Section 2.5.

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                                      34.

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            (b) VALIDATION CAMPAIGN SUPPORT. As funding for the manufacturing validation work conducted by Lonza pursuant to Section 2.4, upon completion of such work and delivery to Altus of the required report, Altus shall pay Lonza [***] CHF based on a Lonza invoice in such amount.

            (c) STABILITY STUDIES. Upon completion by Lonza of the stability studies and deliver of the required interim or final report pursuant to Section 2.6, Altus shall pay Lonza a total of [***] CHF for the three Bulk Product Components per annum based on a Lonza invoice in such amount.

      6.5 TAXES AND SIMILAR CHARGES. The Parties shall cooperate and use commercially reasonable efforts to minimize the imposition of sales, excise, and other taxes and government charges on the sale and delivery of Bulk Product Component purchased by Altus. Altus shall be responsible for payment of any applicable sales taxes imposed, and Lonza shall be responsible for any other assessments and fees of any nature levied or incurred on account of any payments from Altus to Lonza accruing under this Agreement, by national, state or local governments, or value added or similar taxes. Any income or other taxes which Altus is required by Applicable Law to pay or withhold on behalf of Lonza with respect to payments and any other monies payable to Lonza under this Agreement shall be deducted from the amount of such payments and other monies due and paid to the relevant competent taxing authority. Altus shall furnish Lonza with proof of such payments. Any such tax required to be paid or withheld shall be an expense of and borne solely by Lonza. Altus shall promptly provide Lonza with a certificate or other documentary evidence and provide reasonable assistance to enable Lonza to support a claim for a refund or a foreign tax credit with respect to any such tax so withheld or deducted by Altus. Altus and Lonza will reasonably cooperate in completing and filing documents required under the provisions of any applicable tax treaty or under any other applicable law, in order to enable Altus to make such payments to Lonza without any deduction or withholding, if possible.

                                    ARTICLE 7

                          INTELLECTUAL PROPERTY MATTERS

      7.1 LICENSE TO LONZA. Subject to the terms of this Agreement, Altus hereby grants to Lonza during the Term a non-exclusive, non-transferable, royalty-free license (without the right to sublicense) under the Altus Manufacturing Technology, the Altus IP and any Materials transferred to Lonza by Altus solely as needed to manufacture and supply the Bulk Product Components ordered by Altus under this Agreement.

      7.2 LICENSE TO ALTUS. Subject to the terms of this Agreement, Lonza hereby grants Altus a non-exclusive, irrevocable, royalty-free license (with the full rights to sublicense to Altus' contract manufacturers or to its licensees of Final Product) under the

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Lonza Technology solely as needed to manufacture or have manufactured Bulk
Product Components for use in making Final Product for clinical development and commercial sale worldwide.

      7.3 MANUFACTURING INVENTIONS. Lonza shall disclose to Altus any and all Manufacturing Inventions made by or on behalf of Lonza or its Affiliate. Altus shall own the entire right, title and interest in and to all Manufacturing Inventions, and Lonza shall, and hereby does (and shall cause its Affiliates to) assign to Altus the entire right, title and interest in and to any Manufacturing Inventions made by or on behalf of Lonza or its Affiliate. Lonza shall execute and deliver (and shall cause its Affiliates to execute and deliver, if applicable) to Altus such instruments and documents as may be needed to obtain and/or perfect such assignment or any patent rights claiming any such Manufacturing Inventions, and Lonza shall reasonably assist Altus at Altus' expense in seeking any such patent rights.

      7.4 LIMITED GRANT-BACK LICENSE. Subject to the terms of this Agreement, Altus hereby grants to Lonza a non-exclusive, perpetual, worldwide, royalty-free license (without the right to sublicense) under any of the Manufacturing Inventions assigned to Altus by Lonza under Section 7.3 that derives from or is an improvement to the Lonza Technology solely for the purpose of Lonza (or its Affiliate) manufacturing products as a custom manufacturer for Third Parties. Notwithstanding the foregoing, Lonza shall have no right, and no license is granted hereunder, to use such Manufacturing Inventions in connection with any product that competes with a Bulk Product Component or the Final Product.

      7.5 NO OTHER RIGHTS. Nothing in this Agreement shall be deemed or interpreted to convey to Lonza any ownership, license or other rights in or to any of the Altus Manufacturing Technology, the Altus IP, the Materials or any other Altus intellectual property or proprietary information, all of which shall be owned exclusively by Altus, subject only to the applicable limited license rights as expressly granted in Section 7.1 or 7.4. Lonza shall have no rights to develop, promote, market, produce, distribute, sell, or otherwise use any Bulk Product Component except as needed to satisfy the manufacturing and supply obligations to Altus as specifically set forth in this Agreement. Lonza hereby covenants that Lonza and its Affiliates shall not use or practice, itself or with or on behalf of any Third Party, any Altus Manufacturing Technology, Altus IP, Materials or other Altus intellectual property or proprietary information for any use or purpose other than for the limited purposes expressly permitted in Section 7.1 and/or 7.4. Altus is and shall own the entire right, title and interest in and to all Master Batch Records, Batch Records, Materials (including cell lines, media composition, etc.), Bulk Specifications, Manufacturing SOPs, Certificates of Analysis, development reports, [***] specifications, analytical SOPs, and any other documents created by either Party relating directly to the manufacture of Bulk Product Component, and Lonza shall assign to Altus any interest it may have in any of the foregoing.

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                                      36.

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                                    ARTICLE 8

                         REPRESENTATIONS AND WARRANTIES

      8.1 REPRESENTATIONS AND WARRANTIES. Each Party hereby represents and warrants as follows:

            (a) EXISTENCE AND POWER. It is duly organized, validly existing and in good standing under the laws of the state or country in which it is organized.

            (b) DUE AUTHORIZATION AND ENFORCEMENT OF OBLIGATIONS. It has the power and authority and the legal right to enter into this Agreement to perform its obligations hereunder, and has taken all necessary action on its part to authorize the performance of such obligations. This Agreement has been duly executed and delivered on behalf of such party, and constitutes a legal, valid, binding obligation, enforceable against such party in accordance with its terms.

            (c) NO CONFLICT. The execution and delivery of this Agreement and the performance of such Party's obligations hereunder (i) do not conflict with or violate any requirement of applicable laws or regulations and (ii) do not conflict with, or constitute a default or require any consent under, any contractual obligation of such party.

      8.2 WARRANTIES OF LONZA.

            (a) Lonza warrants and covenants that all Bulk Product Component delivered hereunder shall (i) conform to the applicable Bulk Specifications with the exception of the engineering lots; (ii) be free and clear of any and all encumbrances, liens, or other Third Party claims (but provided that the foregoing warranty in this subclause (ii) does not, and shall not be deemed to, cover any claims by a Third Party that the Bulk Product Component, or its manufacture, infringes or violates such Third Party's intellectual property rights); (iii) be manufactured in compliance with applicable Manufacturing SOPs, cGMP and other Regulatory Standards; (iv) not be adulterated or misbranded within the meaning of the FD&C Act; and (v) not be articles that, under the provisions of the FD&C Act, may not be introduced into interstate commerce.

            (b) Lonza warrants and covenants to Altus that Lonza will not, in the course of performing the manufacturing obligations hereunder, infringe or misappropriate any intellectual property of any other person or entity.

            (c) Lonza warrants and covenants that it shall not use any employee or consultant that has been debarred by a Regulatory Authority, or, to the best of its knowledge, is the subject of debarment proceedings by a Regulatory Authority.

            (d) Lonza warrants and covenants that it shall not enter into any agreement or arrangement with any other entity that would prevent or in any way interfere with Lonza's ability to perform it obligations hereunder.

                                                              Execution Original

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
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                                      37.

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      8.3 WARRANTIES OF ALTUS.

            (a) Altus represents and warrants that, to its present knowledge as of the Effective Date, the manufacture of Bulk Product Component in accordance with the Altus Manufacturing Technology, and the sale of Bulk Product Component to Altus as contemplated herein, does not infringe any patent rights of a Third Party.

            (b) Altus represents and warrants that it will use commercially reasonable, diligent efforts to secure the supply of the applicable cell lines and the respective technical data that are to be provided by [***].

                                    ARTICLE 9

                                 INDEMNIFICATION

      9.1 LONZA INDEMNITY. Lonza agrees to indemnify, hold harmless, and defend Altus and its Affiliates and licensees, and their respective directors, officers, employees, and agents (the "ALTUS INDEMNITEES") from and against any and all claims, costs, expenses, liabilities, damages, losses and harm (including reasonable legal expenses and attorneys' fees regardless of outcome) arising out of or resulting from any Third Party suits, claims, actions, allegations or demands against any Altus Indemnitee (collectively, "CLAIMS") resulting from or caused by: (a) Lonza's manufacture or supply of Bulk Product Component (other than Claims that fall within the scope of Section 8.2(a) below); (b) the negligence, recklessness or willful misconduct of Lonza or its officers, directors, employees, or agents; or (c) Lonza's material breach of its obligations, warranties, representations or covenants under this Agreement, except in each case to the extent directly caused by the negligence, recklessness or willful misconduct of Altus or its officers, directors, employees, or agents.

      9.2 ALTUS INDEMNITY. Altus agrees to indemnify, hold harmless, and defend Lonza and its Affiliates, and their respective directors, officers, employees, and agents (the "LONZA INDEMNITEES") from and against any and all Third Party claims, costs, expenses, liabilities, damages, losses and harm (including reasonable legal expenses and attorneys' fees regardless of outcome) arising out of or resulting from any Third Party suits, claims, actions, allegations or demands against a Lonza Indemnitee (collectively, "CLAIMS") resulting from or caused by: (a) infringement of a Third Party patent claiming Bulk Product Component, or claiming a method of manufacture of Bulk Product Component which method is within the Altus Manufacturing Technology; (b) the negligence, recklessness or willful misconduct of Altus or its officers, directors, employees, or agents; or (c) Altus's material breach of its obligations, warranties, representations or covenants under this Agreement, except in each case to the extent directly caused by the negligence, recklessness or willful misconduct of Lonza or its officers, directors, employees, or agents.

                                                              Execution Original

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  SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
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                                      38.

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      9.3 INDEMNIFICATION PROCEDURES. To exercise its right to indemnification under Section 8.1 or 8.2 (as applicable), a Party (the "Indemnitee") shall give written notice to the other Party of any Claim that is subject to indemnification promptly after learning of such Claim, and the other Party (the "Indemnifying Party") shall assume the defense of such Claim with counsel reasonably satisfactory to the Indemnitee. If such defense is assumed by the Indemnifying Party with counsel so selected, the Indemnifying Party will not be subject to any liability for any settlement of such Claim made by the Indemnitee (or any other party related to the Indemnitee) without the Indemnifying Party's consent (but such consent will not be unreasonably withheld or delayed), and will not be obligated to pay the fees and expenses of any separate counsel retained by the Indemnitee (or any other party related to the Indemnitee)with respect to such Claim.

      9.4 INSURANCE. Lonza shall, at its own expense, obtain and maintain throughout the Term and for a period of time thereafter consistent with its obligation to indemnify Altus pursuant to Section 8.1, (a) product liability insurance providing protection in the amount of at least [***] and at least [***] against any Claims based upon any alleged defect in, or otherwise caused by, any Bulk Product Component purchased pursuant to this Agreement and (b) general liability insurance providing protection in the amount of at least [***] in aggregate against any Claims based upon any act or alleged activity of Lonza pursuant to this Agreement. Lonza shall furnish to Altus upon request and at least annually a Certificate of Insurance evidencing compliance with the provisions of this Section 7.3. The existence of such coverage shall in no way limit Lonza's liability or obligations hereunder.

                                   ARTICLE 10

                                 CONFIDENTIALITY

      10.1 CONFIDENTIALITY. The Parties acknowledge and agree that all Information disclosed by one Party (the "DISCLOSING PARTY") to the other Party (the "RECEIVING PARTY") pursuant to this Agreement or to any other agreement between the Parties shall be the "Confidential Information" of the Disclosing Party and shall be subject to the restrictions on disclosure and use set forth in this Article 10. Except to the extent expressly authorized by this Agreement or otherwise agreed to in writing by the Parties, each Party agrees that it shall keep confidential and shall not publish or otherwise disclose to any other person or party, and shall not use for any purpose other than as expressly permitted or provided for in this Agreement, any Confidential Information of the other Party. The foregoing obligation shall not apply, however, to any Confidential Information of a Disclosing Party that the Receiving Party can demonstrate, by competent evidence:

            (a) was already known to the Receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the Disclosing Party;

            (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;

                                                              Execution Original

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  SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
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                                      39.

            (c) became part of the public domain no act or omission of the Receiving Party;

            (d) was disclosed to the Receiving Party, other than under an obligation of confidentiality to a Third Party, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to others; or

            (e) was independently developed by employees or agents of the Receiving Party who were unaware of and did not have access to Confidential Information of the Disclosing Party.

For clarity, Lonza agrees and acknowledges that the Bulk Specifications are the Confidential Information of Altus and that, as a result, Lonza owes Altus a duty of confidentiality under this Article 10 with respect thereto.

      10.2 AUTHORIZED DISCLOSURE. A Receiving Party may disclose Confidential Information of the Disclosing Party to the extent such disclosure is reasonably necessary for the following reasons:

            (a) regulatory filings, including filings with the FDA or other Regulatory Authorities or with the U.S. Securities Exchange Commission or similar agencies;

            (b) complying with Applicable Law or valid court orders; and

            (c) disclosure to Affiliates and/or to prospective or actual licensees or investors or to prospective acquirors or merger partners and to professional advisors of any of the foregoing, each who have a "need to know" such Confidential Information and who agree in writing to be bound by similar terms of confidentiality.

Further, notwithstanding the requirements of Section 10.1, a Receiving Party may disclose specific Confidential Information of the other Party to the extent such disclosure is required by valid court order or other legal process, provided that such Receiving Party will, except where impracticable, give reasonable advance notice to the Disclosing Party of such required disclosure and permit the Disclosing Party to seek a protective order and/or confidential treatment of such information. In any event, each Parties agrees to take all reasonable actions to avoid any unauthorized use or disclosure of the Confidential Information of the other Party.

      10.3 TERMS OF THIS AGREEMENT. The Parties acknowledge that the terms of this Agreement shall be treated as Confidential Information of both Parties. Notwithstanding the foregoing, such terms may be disclosed by a Party: (a) to individuals or entities covered by Section 10.2(c); (b) to comply with any applicable governmental regulations and legal requirements; and (c) as necessary for filings with the U.S. Securities Exchange Commission, provided that the Party uses reasonable efforts to seek confidential treatment of such information in connection with such filing. Neither Party will make any announcement or other public statement concerning the existence or terms of this

                                                              Execution Original

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  SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
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                                      40.
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Agreement shall be treated as Confidential Information of both Parties.
Notwithstanding the foregoing, such terms may be disclosed by a Party: (a) to individuals or entities covered by Section 10.2(c); (b) to comply with any applicable governmental regulations and legal requirements; and (c) as necessary for filings with the U.S. Securities Exchange Commission, provided that the Party uses reasonable efforts to seek confidential treatment of such information in connection with such filing. Neither Party will make any announcement or other public statement concerning the existence or terms of this Agreement except with the consent of the other Party, such consent not to be unreasonably withheld, or to the extent public disclosure of the existence or terms of the Agreement is required by Applicable Law. Further, neither Party will make any announcement or other public statement concerning* matters relating to the conduct of or occurrences under this Agreement except with the consent of the other Party, such consent not to be unreasonably withheld, except that a Party may make such announcement or disclosure to the extent that such public disclosure of the event or occurrence is, in the belief of counsel to the Party, required by Applicable Law.

      10.4 RETURN OF CONFIDENTIAL INFORMATION. Upon termination or expiration of the Agreement, or upon written request of the Disclosing Party, a Receiving Party will promptly return to the Disclosing Party or destroy all documents, notes and other tangible materials comprising or containing the Disclosing Party's Confidential Information and all copies thereof; provided, however, that each Party may retain a single archival copy of the other Party's Confidential Information for the sole purpose of facilitating compliance with the surviving provisions of this Agreement. Notwithstanding the foregoing, Altus may retain copies of Lonza Technology or Developed Technology to the extent needed to continue to exercise any license rights granted to Altus that survive termination.

      10.5 EMPLOYEES; AGENTS. Each Party shall ensure that each employee, consultant, or other agent of it, or of its Affiliates, who has access to Confidential Information is bound to obligations of confidentiality and non-use at least equivalent in scope to those set forth in Sections 9.1 and 9.2.

                                   ARTICLE 11

                                TERM AND TERMINATION

      11.1 TERM. This Agreement shall commence on the Effective Date and shall continue for an initial term lasting until expiration on December 31, 2012, and such term of the Agreement shall automatically renew thereafter for successive two (2) year periods unless the Agreement is terminated by Altus with twelve
(12) months written notice prior to the expiration of such initial term or any renewal period thereof, but subject to earlier termination of the Agreement as provided below, (such term of the Agreement, the "TERM").

      11.2 TERMINATION FOR MATERIAL BREACH. A Party shall have the right to terminate this Agreement upon written notice if the other Party material breaches this Agreement and such breaching Party fails to cure such breach within [***] following written receipt of such notice from the non-breaching Party specifying such breach. Further, if at any time Lonza fails to deliver on a timely basis material amounts of Bulk Product Component ordered by Altus under one or more Purchase Orders because: (a) the applicable Lonza Facility does not have the necessary licenses and thus Lonza cannot manufacture such Bulk Product Component, and/or (b) Lonza's failure of regulatory compliance (as defined in the Quality Agreement), then, on notice from Altus, Lonza [***] such failure and shall cooperate in good faith with Altus in seeking to achieve such

                                                              Execution Original

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  SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
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                                      41.

cure [***], but if such failure is not completely cured [***] such notice, Altus shall have the right to terminate this Agreement immediately on written notice.

      11.3 TERMINATION BY ALTUS.

         Altus shall have the right to terminate this Agreement on [***] prior written notice if Altus determines that it will [***] or [***] of Final Products due to [***] provided that if upon such termination date the total Transfer Price owed and/or paid by Altus (the [***]), for the aggregate Batches ordered by Altus in the Annual Order for [***] and in all additional Purchase Orders (if any) submitted during [***] for manufacture during [***], is less than CHF [***], and Altus has not purchased additional Batches at the [***] Transfer Prices as required by Section 6.2(c), then Altus shall pay to Lonza, within [***] of such termination, an amount equal to the difference between (i) CHF [***], and the sum of (x) such [***], and (y) [***] for all Batches purchased by Altus (under Section) after [***] at the [***].

      11.4 TERMINATION BY LONZA. Lonza shall have the right to terminate this Agreement on [***] written notice to Altus either: (a) as provided in Section 3.5(f), or (b) if due to the material, uncured failure of Altus to provide, or arrange for [***] to provide, to Lonza such materials controlled by [***] as are necessary for Lonza to manufacture the Bulk Product Components, which failure continues for [***] after written notice thereof from Lonza, Lonza has been unable to manufacture any of the Bulk Product Components as contemplated in
Section 3.3(a) according to the agreed schedule for such manufacturing. If Lonza terminates this Agreement under this Section 11.4, then Lonza shall within [***] of the effective date of such terminate pay to Altus [***] U.S. dollars [***] (as repayment of the amounts paid earlier by Altus with regards to [***], as noted in Section 2.3).

      11.5 CANCELLATION OF BINDING ORDERS. Altus may cancel the manufacture and supply of particular Batches of Bulk Product Component that have been ordered under binding Purchase Orders, by written notice to Lonza, provided that Altus shall remain obligated to pay the applicable Transfer Price for such all Batches ordered, except as set forth in the following:

            (a) if Altus engages Lonza to manufacture other Altus products in the same Lonza Facility as would have been used to manufacture such cancelled Batches, during the same time as would have been used by Lonza to manufacture such cancelled Batches, then Altus shall not pay the Transfer Price for such cancelled Batches but shall pay the transfer price for such Altus products manufactured by Lonza during at least part of such time, which transfer price shall not in any event be less than the Transfer Price applicable to such cancelled Batches;

            (b) if instead Altus provides to Lonza a third party customer that is willing to engage Lonza to manufacture products for such customer in the same Lonza Facility as would have been used to manufacture such cancelled Batches, during at least part of the same time as would have been used by Lonza to manufacture such cancelled Batches, then Altus shall only pay to Lonza an amount equal to: (x) the [***]; less (y)

                                                              Execution Original

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
 CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                                      42.
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the [***] (the "3rd Party Purchase Price"); plus (z) [***] such 3rd Party
Purchase Price (but not to exceed [***] of the amount in subclause (x) above);
and

            (c) if instead Lonza identifies a third party customer that is willing to engage Lonza to manufacture products for such customer in the same Lonza Facility as would have been used to manufacture such cancelled Batches, during at least part of the same time as would have been used by Lonza to manufacture such cancelled Batches, then Altus shall only pay to Lonza an amount equal to: (x) the total [***]; less (y) the [***]; plus (z) [***] of such 3rd Party Purchase Price (but not in any event to exceed [***] of the amount in subclause (x) above).

      11.6 TERMINATION FOR BANKRUPTCY. A Party shall have the right to terminate this Agreement by written notice immediately upon the occurrence of either of the following: (a) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the other Party in an involuntary case under any applicable national, federal, or state insolvency or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of [***] or (b) the filing by the other Party of a petition for relief under any applicable national, federal, or state insolvency or other similar law.

      11.7 SURVIVING OBLIGATIONS. Termination or expiration of this Agreement shall not (a) affect any other rights of either Party which may have accrued up to the date of such termination or expiration or (b) relieve Altus of its obligation to pay to Lonza sums due in respect of Bulk Product Component delivered prior to termination or expiration of this Agreement (subject to Altus' acceptance pursuant to Section 3.5). The provisions of Sections 3.10, 3.11, 3.17, 5.10, 11.7, and Articles 1, 7 (excluding Section 7.1), 8, 9, 10, and
12 shall survive the termination or expiration of this Agreement for the longer of a period of five (5) years, or as long as such provisions remain applicable to the remaining rights and obligations of the Parties.

                                   ARTICLE 12

                                  GENERAL TERMS

      12.1 USE OF NAME. No right, express or implied, is granted by this Agreement to either party to use in any manner the name of the other or any other trade name or trademark of the other in connection with the performance of this Agreement, except as required by law, including without limitation securities laws.

      12.2 LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS PARAGRAPH IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS UNDER SECTION 9.1 or 9.2, OR DAMAGES AVAILABLE FOR BREACHES OF

                                                              Execution Original

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
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                                      43.

CONFIDENTIALITY OBLIGATIONS IN ARTICLE 10. The limitations on liability and exclusion of damages under this Agreement: (i) apply even if Altus had or should have had knowledge, actual or constructive, of the possibility of such damages; (ii) are a fundamental element of the basis of the bargain between the parties and this Agreement would not be entered into without such limitations and exclusions and (iii) shall apply whether a claim is based on breach of contract, breach of warranty, tort (including negligence), product liability, strict liability or otherwise, and notwithstanding any failure of essential purpose of any limited remedy herein. Moreover, the limitations of liability and the exclusion of damages under this Agreement are intended to apply even if there is a total and fundamental breach of this Agreement, and the essential purpose of these provisions is to limit the parties' respective liabilities hereunder.

      12.3 INDEPENDENT PARTIES. Neither Party is an employee, partner, joint venturer or legal representative of the other Party for any purpose. Neither Party shall have the authority to enter into any contracts in the name of or on behalf of, or otherwise bind, the other Party.

      12.4 GOVERNING LAW. This Agreement is made in accordance with and shall be governed and construed under the federal and state laws of England and Wales, without regard to any conflicts of law principles that would provide for application of the laws of another jurisdiction.

      12.5 DISPUTE RESOLUTION.

            (a) The Parties will use all reasonable and good faith efforts to resolve any disputes or issues arising out of this Agreement. The Parties shall refer any such dispute or issue to the Vice President of Sales & Business Development of Lonza and the Senior Vice President of Manufacturing and Technical Operations of Altus, who shall co-operate and discuss the matter in good faith and seek to resolve the dispute or issue as amicably as possible within [***] of the dispute being referred to them.

            (b) For any dispute or issue under the Agreement that is not resolved by the procedure described in Section 12.5(a) above (although the Parties agree that such procedures do not preclude either Party from applying to the court for interim relief), such dispute or issue between the Parties arising under, out of or relating to this Agreement or arising out of the circumstances and relationships contemplated by this Agreement including disputes relating to the validity, construction, interpretation or enforcement of this Agreement and including its formation, validity, binding effect, interpretation, performance, breach or termination as well as non-contractual claims and including disputes relating to pre-contractual representations (collectively, "Disputes), shall be resolved by binding arbitration as provided in the following:

            (c) Either Party may submit any such unresolved Dispute to be finally settled by arbitration, which shall be conducted and administered by the International Commerce Commission in accordance with its rules for arbitration of commercial disputes, plus the rules of evidence and discovery as provided in the Federal Rules of Civil Procedure in the United States (and any additional provisions or rules as the Parties

                                                              Execution Original

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
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                                      44.

may agree in writing), (collectively, the "Rules"). Such arbitration shall be conducted in New York City, New York (or such other location as the Parties may agree) in accordance with the Rules, and as such Rules may be amended by the Parties in writing from time to time. The arbitration shall be conducted by three (3) arbitrators, one arbitrator to be appointed by Lonza, one arbitrator to be appointed by Altus, and the presiding arbitrator to be appointed by such two arbitrators. Each such arbitrator must be neutral, independent and totally unaffiliated with either Party or any of its Affiliates, and must have significant experience in the drafting and enforcement of licensing contracts in the pharmaceutical industry.

            (d) All decisions of the arbitrators shall be final, binding and conclusive on the Parties (absent manifest fraud) and shall constitute the only method of resolving disputes or matters subject to arbitration. The arbitrators shall be authorized to award compensatory damages, but shall NOT be authorized to award non-economic damages, punitive damages, or to reform, modify or materially change this Agreement or any other agreements contemplated hereunder. The arbitrators or a court of appropriate jurisdiction may issue a writ of execution to enforce the arbitrators' judgment. Judgment may be entered upon such a decision in accordance with applicable law in any court having jurisdiction thereof.

            (e) Any action or proceeding to enforce an arbitration decision, or to proceed for interim equitable relief, shall be subject to the non-exclusive jurisdiction of the federal courts in New York City, New York and the Courts of England and Wales.

    12.6 NOTICE. Any notice or other communication or payment herein required or permitted to be given shall be deemed sufficient if and when personally delivered in writing, or if and when given by an international overnight courier (with signature release) or by United States registered or certified mail, postage prepaid, return receipt requested, in either case properly addressed to the respective addresses of a Party as written below. Notices so given shall be effective upon the earlier to occur of (i) receipt by the party to which notice is given, or (ii) the [***] business day following the date such notice was posted, whichever occurs first. All notices, including notices of address change, required or permitted to be given under this Agreement shall be in writing and sent by overnight courier with proof of delivery, in each case addressed to:

            In the case of Altus:

                  Altus Pharmaceuticals Inc.
                  125 Sidney Street
                  Cambridge, MA 02139-4807
                  Attention:  Chief Executive Officer

            With a required copy to:

                  Altus Pharmaceuticals Inc.
                  125 Sidney Street
                  Cambridge, MA 02139-4807
                  Attention:  Legal Department

                                                              Execution Original

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
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                                      45.


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            In the case of Lonza:

                  Lonza Inc.
                  25 Commerce Drive
                  Allendale, NJ 07401
                  Attention:  VP of Sales and Business Development

            With required copy to:

                  Lonza Ltd
                  Muenchensteinerstrasse 38
                  CH-4002 Basel, Switzerland
                  Attention:  Head of Legal Affairs / Services

      12.7 SEVERABILITY. If any one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affects the substantive rights of the parties. The parties shall in such an instance use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this Agreement.

      12.8 WAIVER. Any waiver (express or implied) by either party of any breach of this Agreement shall not constitute a waiver of any other or subsequent breach.

      12.9 ADDITIONAL FACILITIES. Lonza hereby [***] to engage Lonza to manufacture Bulk Product Component in any new Lonza manufacturing facility or in any [***] by Lonza (or its Affiliate), during the Term that is appropriate for manufacturing such Bulk Product Component. Altus agrees that, if Lonza builds or acquires additional manufacturing capacity (i.e, beyond the existing manufacturing capacity for Bulk Product Components in the Lonza Facilities) that is applicable and appropriate for manufacturing Bulk Product Component, Altus shall [***] to place Purchase Orders (to the extent Altus requires additional Batches and subject to the limitations in Section 3.18) for additional Batches of Bulk Product Component to be manufactured in such additional capacity (i.e., beyond Lonza's existing manufacturing capacity in the applicable Lonza Facility used to manufacture such Bulk Product Component).

      12.10 ENTIRE AGREEMENT. This Agreement and the Exhibits attached hereto constitute the entire, final, complete and exclusive agreement between the Parties and supersede all previous agreements or representations, written or oral, with respect to the subject matter of this Agreement, and the Letter of Intent and the Tech Transfer

                                                              Execution Original

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  SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
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                                      46.

Agreement are hereby terminated and superseded by this Agreement.
Notwithstanding the foregoing, this Agreement does not supersede the Confidentiality Agreement, which shall continue in full force and effect in accordance with its terms. This Agreement may not be modified or amended except in a writing signed by a duly authorized representative of each Party.

      12.11 NON-ASSIGNABILITY; BINDING ON SUCCESSORS. Neither Party may assign or delegate this Agreement or any obligation hereunder without the prior written consent of the other Party, such consent not to be unreasonably withheld; provided, however, that a Party may assign this Agreement without such consent to its Affiliate, or to its successor in interest in connection with any merger, consolidation, or sale of all or substantially all of the assets of such Party. In the case of any permitted assignment or transfer of or under this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the successors, executors, heirs, representatives, administrators and assigns of the parties hereto, and any successor to Lonza shall agree in writing to be so bound and to supply all Bulk Product Components to Altus as ordered under the terms of this Agreement. Any attempted assignment of the rights or delegation of the obligations under this Agreement in violation of the above restrictions shall be void.

      12.12 CONSTRUCTION. Except where the context otherwise requires, wherever used, the singular will include the plural, the plural the singular, and the use of any gender will be applicable to all genders. Unless used in combination with the word "either," the word "or" is used throughout this Agreement in the inclusive sense (and/or). Unless expressly provided otherwise, references to Sections are references to Sections of this Agreement. The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term "including" as used in this Agreement will mean "including without limitation" and shall not be construed to limit the generality of any description preceding such term. No rule of strict construction will be applied against either party. Unless expressly provided in this Agreement to the contrary, all time limits, notice periods, deadlines or the like described in this Agreement will be governed by the follow parameters:
(i) for all time periods that are 5 days in length or less, such periods will be deemed to be business days in the State of New York, and (ii) for all time periods greater than 5 days in length will be deemed to be calendar days.

      12.13 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute together the same instrument.

                            Signature Page to Follow

                                                              Execution Original

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
 CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                                      47.

      IN WITNESS WHEREOF, the Parties hereto have each caused this Agreement to be signed and delivered by its duly authorized officer or representative as of the date first set forth above.

ALTUS PHARMACEUTICALS INC.                        LONZA LTD

By:                                        By:
      -----------------------------              -------------------------------

Name:                                      Name:
      -----------------------------              -------------------------------

Title:                                     Title:
      ----------------------------               ------------------------------

              Signature Page to Manufacturing and Supply Agreement

                                                              Execution Original

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
 CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                                      48.

                                    EXHIBIT A
                             BULK PRODUCT COMPONENTS

The "Bulk Product Components" that LONZA will produce under this Agreement are the three different enzyme drug substances listed below:

Amylase

Lipase-CLEC

Protease

These bulk drug substances are produced by [***] [***] according to processes proprietary to ALTUS as indicated in technology transfer documents.

[***] will be provided to LONZA.

[***] are listed below.

                           AMYLASE    LIPASE    PROTEASE
Organism                    [***]     [***]      [***]
Cell Line Description       [***]     [***]      [***]
Classification              [***]     [***]      [***]

                                      CONFIDENTIAL TO ALTUS PHARMACEUTICALS INC.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

                                    EXHIBIT B

                               BULK SPECIFICATIONS

Bulk Product Component delivered to Altus or its designee will meet the applicable of the following specifications:

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                                  EXHIBIT B & H
                   DRAFT SPECIFICATIONS AND STABILITY STUDIES

DRAFT SPECIFICATIONS:

Draft Specifications must be agreed upon by both parties to become official specifications.

Stability Studies:

LONZA will do stability testing for [***] engineering and validation Batches, as well as for [***] for all three Bulk Product Components. Proposed stability testing for all assays is as listed in the Table below.

Stability testing will be done [***] as indicated below

Assumed Stability Testing [***]

Assumed Stability Testing [***]
                          [***]
[***] analytical reports will be provided to ALTUS.

Details of the Stability Study design will be agreed upon between LONZA and ALTUS prior to execution.

In additions [***] should be done including

      - [***]

      - [***]

      - [***]

Assays to include

      - [***]

      - [***]

      - [***]

      - [***]

        [***]

   Deliverables by Lonza to Altus:

      - [***]

      - [***]

      - [***]

                                      CONFIDENTIAL TO ALTUS PHARMACEUTICALS INC.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

                                  EXHIBIT B & H
                   DRAFT SPECIFICATIONS AND STABILITY STUDIES

      ALTU-135 API DRAFT RELEASE AND STABILITY TESTING FOR DRUG SUBSTANCE

      TABLE 1. DRAFT LOT RELEASE SPECIFICATIONS FOR AMYLASE DRUG SUBSTANCE

Handling and Storage                    [***]

Size/ Packaging                         [***]

     ATTRIBUTE               TEST DESCRIPTION        METHOD        ACCEPTANCE CRITERIA         USE
     Safety                       [***]              [***]               [***]                [***]
     Potency                      [***]              [***]               [***]                [***]
     Quality                      [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
     Purity                       [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
 Characterization                 [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]

                                      CONFIDENTIAL TO ALTUS PHARMACEUTICALS INC.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

                                 EXHIBIT B & H
                   DRAFT SPECIFICATIONS AND STABILITY STUDIES

              [***]              [***]               [***]                [***]

[***]

                                      CONFIDENTIAL TO ALTUS PHARMACEUTICALS INC.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

                                  EXHIBIT B & H
                   DRAFT SPECIFICATIONS AND STABILITY STUDIES

     TABLE 2. DRAFT LOT RELEASE TESTING METHODS FOR PROTEASE DRUG SUBSTANCE

 Handling and Storage                    [***]

 Size/ Packaging                         [***]


     ATTRIBUTE               TEST DESCRIPTION        METHOD        ACCEPTANCE CRITERIA         USE
     Safety                       [***]              [***]               [***]                [***]
     Potency                      [***]              [***]               [***]                [***]
     Quality                      [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
     Purity                       [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
 Characterization                 [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]

[***]
                                      CONFIDENTIAL TO ALTUS PHARMACEUTICALS INC.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

                                 EXHIBIT B & H
[***]             DRAFT SPECIFICATIONS AND STABILITY STUDIES

   TABLE 3. DRAFT LOT RELEASE TESTING METHODS FOR LIPASE-CLEC DRUG SUBSTANCE

 Handling and Storage                    [***]

 Size/ Packaging                         [***]

     ATTRIBUTE               TEST DESCRIPTION        METHOD        ACCEPTANCE CRITERIA         USE
     Safety                       [***]              [***]               [***]                [***]
     Potency                      [***]              [***]               [***]                [***]
     Quality                      [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
     Purity                       [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
 Characterization                 [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]
                                  [***]              [***]               [***]                [***]

                                      CONFIDENTIAL TO ALTUS PHARMACEUTICALS INC.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

                                      EXHIBIT B & H
                   DRAFT SPECIFICATIONS AND STABILITY STUDIES

                                                    [***]                [***]

[***]

                                      CONFIDENTIAL TO ALTUS PHARMACEUTICALS INC.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

                                    EXHIBIT C

                         FORM OF CERTIFICATE OF ANALYSIS

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Altus Pharmaceuticals Inc.                     Document Number: 000xxxx VER. 01
Document Status: DRAFT                                       Effective Date: NA

Title:
Part Number(s): xxxxxx

                     EXAMPLE DRAFT- CERTIFICATE OF ANALYSIS

1.0  BATCH INFORMATION

Product Name/Product        [***]
Part Number

Batch/Lot                   [***]

Manufacture Date            [***]

Active Source /Site
Packaging and Storage       [***]
Shipping                    [***]
Expiration/Retest           [***]

2.0  TEST RESULTS

DESCRIPTION              REFERENCE /     SPECIFICATION / CRITERIA   TEST RESULT
                          METHOD
[***]                      [***]                   [***]
[***]                                              [***]
[***]                                              [***]
[***]                                              [***]
[***]                                              [***]

3.0  APPROVALS

DEPARTMENT                      SIGNATURE                      DATE
Quality Control:

       CONFIDENTIAL INFORMATION - DO NOT REPRODUCE WITHOUT AUTHORIZATION

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Altus Pharmaceuticals Inc.                     Document Number: 000xxxx VER. 01
Document Status: DRAFT                                       Effective Date: NA

Title:
Part Number(s): xxxxxx

                        DOCUMENT MANAGEMENT INFORMATION

DATE SENT FOR APPROVAL
SUPERSEDES                                                          [***]
LOCATION                                                            [***]
DESCRIPTION OF CHANGE/REASON FOR CHANGE
[***]
COMMENTS
NA

       CONFIDENTIAL INFORMATION - DO NOT REPRODUCE WITHOUT AUTHORIZATION

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Altus Pharmaceuticals Inc.                     Document Number: 000xxxx VER. 01
Document Status: DRAFT                                       Effective Date: NA

Title:
Part Number(s): xxxxxx

                                    APPROVALS
FUNCTION/DEPT           CODE           NAME         SIGNATURE        DATE
WRITER/REVISER          [***]                     xxxxxxxxxxxxxx    xxxxxxx
QUALITY ASSURANCE       [***]                     xxxxxxxxxxxxxx    xxxxxxx

       Confidential Information - Do Not Reproduce Without Authorization

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

                                    EXHIBIT D

                            TECHNOLOGY TRANSFER PLAN

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                                    EXHIBIT D
                              TECHNOLOGY TRANSFER

The processes for the production of each Bulk Product Component (Amylase, Protease, and Lipase-CLEC) will be transferred [***] to Lonza ([***]) with the assistance of Altus Pharmaceuticals. In order to execute such technology transfer, [***] Lonza (via Altus) with [***] [***]

During the initial phase of the technology transfer, complex [***] [***] will be provided by [***] Lonza will use these [***] to [***]. If Lonza decides to eventually source these complex [***] from another source a [***]

Transfer of Analytical methods is also a major part of the technology transfer. Most methods will be transferred [***] The methods will be supplied to Lonza in English. [***] will be transferred [***] [***]

The technology transfer will be considered successful when [***][***]

                                      CONFIDENTIAL TO ALTUS PHARMACEUTICALS INC.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

                                    EXHIBIT D
                              TECHNOLOGY TRANSFER

[***]

                       KG                    KG                  KG
                     AMVLASE            LIPASE(CLEC)          PROTEASE
[***]                 [***]                [***]               [***]
                                           [***]
[***]                 [***]                [***]               [***]
[***]                 [***]                [***]               [***]
[***]                 [***]                [***]               [***]
[***]                 [***]

AMYLASE NOTE: The [***] was based upon [***].[***]has been [***] the drug substance and [***] provided to Lonza. The[***] [***]

     Lonza shall provide the following Deliverables to Altus as part of the technology transfer process:

          -    [***]

          -    [***]

          -    [***]

          -    [***]Altus Pharmaceuticals.

                                      CONFIDENTIAL TO ALTUS PHARMACEUTICALS INC.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

                                   EXHIBIT D
                              TECHNOLOGY TRANSFER

        Lonza shall take and analyze the following in-process and process monitoring samples for tech transfer based on the [***]:

                                      [***]


                   AMALAYSE IN-PROCESS AND PROCESS MONITORING

#         PROCESS STEP           IN-PROCESS TEST             PROCESS MONITORING
  1         [***]                  [***]                          [***]

  2         [***]                  [***]                          [***]

  3         [***]                  [***]                          [***]

  4         [***]                                                 [***]

  5         [***]                                                 [***]

  6         [***]                                                 [***]

  7         [***]                  [***]                          [***]

                                      CONFIDENTIAL TO ALTUS PHARMACEUTICALS INC.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

                                    EXHIBIT D
                              TECHNOLOGY TRANSFER

                    AMALAYSE IN-PROCESS AND PROCESS MONITORING

#              PROCESS STEP        IN PROCESS TEST      PROCESS MONITORING
   8             [***]               [***]               [***]

   9             [***]

   10            [***]               [***]               [***]

   11            [***]               [***]               [***]

   12            [***]                                   [***]

   13            [***]               [***]               [***]

   14            [***]               [***]               [***]

   15            [***]               [***]               [***]

   16            [***]

---------------
*     Not Necessary for Laboratory Studies for Tech Transfer

                                      CONFIDENTIAL TO ALTUS PHARMACEUTICALS INC.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

PROTEASE DRUG SUBSTANCE IN-PROCESS AND PROCESS MONITORING TESTS

                   PROTEASE IN-PROCESS AND PROCESS MONITORING

#           Process Step         In-Process Tests         Process Monitoring
 1             [***]               [***]                       [***]

 2             [***]               [***]                       [***]

 3             [***]               [***]                       [***]

 4             [***]               [***]                       [***]

 5             [***]                                           [***]

 6             [***]                                           [***]

 7             [***]                                           [***]

 8             [***]               [***]                       [***]

 9             [***]               [***]                       [***]

 10            [***]

 11            [***]

 12            [***]               [***]                       [***]

                                      CONFIDENTIAL TO ALTUS PHARMACEUTICALS INC.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Security Exchange Act of 1934.

PROTEASE DRUG SUBSTANCE IN-PROCESS AND PROCESS MONITORING TEST

                PROTEASE IN-PROCESS AND PROCESS MONITORING
#        PROCESS STEP     IN-PROCESS TESTS     PROCESS MONITORING
                               [***]

                                      CONFIDENTIAL TO ALTUS PHARMACEUTICALS INC.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

PROTEASE DRUG SUBSTANCE IN-PROCESS AND PROCESS MONITORING TEST

13           [***]        [***]                      [***]
14           [***]        [***]                      [***]
15           [***]
16           [***]        [***]                      [***]
17           [***]
17           [***]        [***]
18           [***]

----------
*   Not Necessary for Laboratory Studies for Tech Transfer

                                      CONFIDENTIAL TO ALTUS PHARMACEUTICALS INC.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

PROTEASE DRUG SUBSTANCE IN-PROCESS AND PROCESS MONITORING TEST

                 LIPASE IN-PROCESS AND PROCESS MONITORING
#        PROCESS STEP     IN-PROCESS TESTS         MONITORING
1            [***]             [***]                 [***]
2            [***]             [***]                 [***]
3            [***]             [***]                 [***]
4            [***]             [***]                 [***]
5            [***]             [***]
6            [***]                                   [***]
7            [***]                                   [***]
8            [***]             [***]                 [***]
9            [***]             [***]                 [***]
10           [***]             [***]
11           [***]             [***]                 [***]

                                      CONFIDENTIAL TO ALTUS PHARMACEUTICALS INC.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

PROTEASE DRUG SUBSTANCE IN-PROCESS AND PROCESS MONITORING TEST

                 LIPASE IN-PROCESS AND PROCESS MONITORING
#        PROCESS STEP     IN-PROCESS TESTS         MONITORING
         [***]                                       [***]
12       [***]                 [***]                 [***]
13       [***]                 [***]                 [***]
14       [***]                 [***]                 [***]
15       [***]                 [***]                 [***]
16       [***]                 [***]                 [***]
17       [***]

----------
*   Not Necessary for Laboratory Studies for Tech Transfer

                                      CONFIDENTIAL TO ALTUS PHARMACEUTICALS INC.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

                                    EXHIBIT E

                              DESIGNATED EQUIPMENT

LONZA CAPITAL EQUIPMENT COMMITMENT

Lonza will provide [***] necessary to manufacture the three Bulk Product Components. This includes the purchase of [***] items not already available in the facility such as, but is not limited to, the following major pieces of process equipment:

      [***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                                    EXHIBIT F

                               VALIDATION STUDIES

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                                    EXHIBIT F
                       VALIDATION AND ENGINEERING STUDIES

      Lonza will conduct [***] engineering Batch for each Drug Substance Bulk Product Component, followed by at least [***] process validation Batches for each Bulk Product Component, with each of such [***] Batches meeting the pre-agreed validation acceptance criteria.

      Such validation Batches will meet the applicable Bulk Specifications and be suitable for commercial supply.

      Details of the validation study design will be agreed upon between Lonza and Altus prior to execution.

      Deliverables

            - [***]

            - [***]

            - [***]

            - [***]

            - [***]

            - [***] Altus [***] Lonza [***]

                                      CONFIDENTIAL TO ALTUS PHARMACEUTICALS INC.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

                                     EXHIBIT G

                        PROCESS LIMITS EVALUATION STUDIES

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                                    EXHIBIT G
                        PROCESS LIMITS EVALUATION STUDIES

Critical steps in the production processes for each of the Bulk Product Component are [***]

Process Characterization laboratory studies are to be performed by Lonza to support the production processes for each of the Drug Substance Bulk Product Components ( protease, amylase, and lipase) used in producing the ALTU-135 final product. In this [***]

Preliminary tables identifying the [***] can be found in the table set forth below in this Exhibit G. Studies are to be performed by Lonza [***] will be used for these studies to evaluate [***][***][***] Lonza defining [***] in the [***] All studies are excepted to be performed [***][***].

This information may be modified by [***] which are currently [***] [***].

Lonza Deliverables to Altus:

      - [***]

      - [***]

      - [***]

      - [***] Altus Pharmaceuticals.

      - [***] Altus [***] [***]

                                      CONFIDENTIAL TO ALTUS PHARMACEUTICALS INC.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

                                    EXHIBIT G
                        PROCESS LIMITS EVALUATION STUDIES

                          ALTU-135 CRITICAL PARAMETERS

CRITICAL STEPS IN AMYLASE PRODUCTION PROCESS (PRELIMINARY)

CRITICAL STEP                  PARAMETERS TO BE STUDIED DURING PROCESS CHARACTERIZATION
                                  INPUT PARAMETERS                 OUTPUT PARAMETERS(1)
    [***]                              [***]                            [***]

    [***]                              [***]                            [***]

    [***]                              [***]                            [***]

    [***]                              [***]                            [***]

    [***]                              [***]                            [***]

[***]

CRITICAL STEPS IN LIPASE CLEC PRODUCTION PROCESS (PRELIMINARY)

CRITICAL STEP                PARAMETERS TO BE STUDIED DURING PROCESS CHARACTERIZATION
                                   INPUT PARAMETERS                 OUTPUT PARAMETERS
[***]                              [***]                            [***]

[***]                              [***]                            [***]

                                      CONFIDENTIAL TO ALTUS PHARMACEUTICALS INC.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

                                    EXHIBIT G
                       PROCESS LIMITS EVALUATION STUDIES

[***]                                     [***]                                  [***]

[***]                                     [***]                                  [***]

[***]                                     [***]                                  [***]

[***]                                     [***]                                  [***]

[***]

CRITICAL STEPS IN THE PROTEASE PRODUCTION PROCESS (PRELIMINARY)

CRITICAL STEP                    PARAMETERS TO BE STUDIED DURING PROCESS CHARACTERIZATION
                                 INPUT PARAMETERS                    OUTPUT PARAMETERS(1)
[***]                                  [***]                               [***]

[***]                                  [***]                               [***]

[***]                                  [***]                               [***]

[***]                                  [***]                               [***]

[***]                                  [***]                               [***]

                                      CONFIDENTIAL TO ALTUS PHARMACEUTICALS INC.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

                                   EXHIBIT G
                       PROCESS LIMITS EVALUATION STUDIES

                [***]

[***]           [***]           [***]

[***]           [***]           [***]

[***]

                                     CONFIDENTIAL TO ALTUS PHARMACEUTICALS INC.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

                                    EXHIBIT H

                                STABILITY STUDIES

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                                    EXHIBIT I

                                 TRANSFER PRICES

                               (ALL PRICES IN CHF)

TABLE 1.

ENZYME                              PRICE (CHF)
---------------    -------------------------------------------------------------
                          [***] ENGINEERING AND VALIDATION

Lipase, Protease   [***] Batches of each enzyme, includes validation campaign
  and Amylase            support fees

                                           [***]

                                     [***]

          Lipase                     [***] Batches:
                                     [***] PER BATCH

        Protease                     [***] Batches:
                                     [***] PER BATCH

         Amylase                     [***] Batches:
                                     [***] PER BATCH

- The prices above in Table 1 applies for the cumulative purchase for Lipase of [***] Batches in [***] and (if applicable) [***], for Protease of [***] Batches in [***] and (if applicable) [***], and for Amylase of [***] Batches in [***] and (if applicable) [***]. Any additional Batches purchased by Altus (beyond the foregoing numbers of Batches) shall be at the applicable Transfer Prices set forth below.

- The prices above in Table 1 are Batch prices. [***] costs shall only be charged if there is a [***]initiated for a particular Bulk Product Component in [***] or [***] (which is not intended or anticipated)

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

TABLE 2.

                  CAMPAIGN PRICE = ([***]) + ([***]) + ([***])

THEREIN: N = TOTAL NUMBER OF ORDERED BATCHES

LONZA MAY INCLUDE [***] FOR THE NUMBER OF [***] THAT WERE [***] TO [***] THE APPLICABLE FACILITY IN ORDER TO [***], BUT PROVIDED THAT SUCH NUMBER SHALL NOT IN ANY EVENT EXCEED [***] TOTAL.

            TRANSFER PRICES IN CHF, FOR BATCHES MANUFACTURED IN [***]
  (for [***] Batches of Lipase, [***] Batches of Protease and [***] Batches of
        Amylase after completion of [***] requirements, if any, in [***])

TABLE 2A.

                                 PRICE OF [***]
 ENZYME      PRICE [***]             [***]            [***]
--------   ---------------   -------------------     -----------
Lipase         [***]                 [***]            [***]

Protease       [***]                 [***]            [***]

Amylase        [***]                 [***]            [***]

            TRANSFER PRICES IN CHF, FOR BATCHES MANUFACTURED IN [***]
 (for any additional batches manufactured in [***] in excess of requirements in Table 1, if any, and Table 2a. as well as for Batches manufactured in [***])

TABLE 2B.


 ENZYME      PRICE [***]         PRICE OF [***]     [***]DAY
                                     [***]
--------   ---------------   -------------------   -----------
Lipase        [***]                [***]              [***]

Protease      [***]                [***]              [***]

Amylase       [***]                [***]              [***]

- The formula in Table 2, with pricing from Table 2a, defines the price for campaigns in [***], provided completion of Batch purchase requirements from Table 1.

- The formula in Table 2, with pricing from Table 2b, defines the price for campaigns in [***]. Please note if Batch purchase requirements are completed for Table 1 and Table 2a in [***], the subsequent batches will revert to Table 2b for remaining purchases in [***].

- Prices for the Batches of Protease resulting from a particular campaign where such campaign was initiated directly upon [***] from a [***] to [***], or for Batches of Lipase resulting from a particular campaign where such campaign was initiated directly upon a [***] from a [***] to [***], will be adjusted [***] by a [***], to be agreed upon by the Parties after [***], due to the [***] of [***] in the Facility (such as, due to the [***] [***] time and cost).

- All prices are campaign prices, even if campaign extends into the subsequent year.

      EXAMPLE 1:

      Purchase assumptions:

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

      - Altus orders [***] Batches of lipase, [***] Batches of protease and [***] Batches of amylase in [***]

      - Altus orders [***] Batches of lipase, [***] Batches of protease and [***] Batches of amylase in [***].

      -     [***] takes [***] days for each campaign

According to the pricing model set forth above, the following Transfer Prices apply to the respective Batches supplied under the above orders:

[***]

ENZYME

           # of Batches                                        Required Batches
           purchased [***]   Price per Batch   Total Price    Outstanding - [***]
--------   ---------------   ---------------   -----------    -------------------
Lipase          [***]             [***]         [***]               [***]

Protease        [***]             [***]         [***]               [***]

Amylase         [***]             [***]         [***]               [***]

[***]

ENZYME

           # of Batches         [***]Batch    [***] Pricing   Remaining Batches at
           purchased in [***]   Requirement    Requirement       [***] pricing
           ------------------   -----------   -------------   --------------------
Lipase              [***]         [***]           [***]                [***]

Protease            [***]         [***]           [***]                [***]

Amylase             [***]         [***]           [***]                [***]

Please note in this example that the total of Batches purchased in [***] is CHF [***].

Lipase: The price for [***] is calculated as follows:

[***]

Protease: The price for [***] is calculated as follows:

[***]

[***]

Amylase: The price for [***] is calculated as follows:

[***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Total for [***] is CHF [***].

Please note in this example, as per contract, an interest fee of at [***] per annum would also be payable to Lonza in [***] due to Altus not meeting the [***] Batch purchase requirements totaling CHF [***] (i.e., total [***] for Batches manufactured in [***] under binding Purchase Orders), which fee is calculated based on [***] that the amount, equal to the difference between CHF [***] and the actual [***], remains outstanding and unpaid.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                                    EXHIBIT J

                             FORM OF PURCHASE ORDER

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                                    EXHIBIT J
                           FORM OF THE PURCHASE ORDER

                                                                 PURCHASE ORDER
[ALTUS LOGO]  Altus Pharmaceuticals, Inc    Purchase Order No.          004729
              125 Sidney Street:--                 Revision No.               0
              Cambridge MA 02139                           Date        8/1/2006
              Phone: (617) 295-2900                  Order Type   Regular Order
              Fax: (617) 299- 2999                    Vender Id          New 00

                                                      confirm #

To:                                             SHIP TO:
New vendor                                      Altus Pharmaceuticals, Inc
                                                Receiving Department
                                                625 Putnam Ave
                                                Cambridge MA 02139

                                                BILL TO:

                                                Altus Pharmaceuticals, Inc
                                                Accounts Payable
                                                125 Sidney, street
                                                Cambridge MA 02139

                                                                          PAGE 1

F.O.B POINT                     SHIP VIA                       BUYER

              ORDER DATE                           TERMS
               8/1/2006                           Net 30

  LINE    PART NUMBER   DATE REQUIRED    REQUESTOR      REQ MBR    QUANTITY    UNITS   PRICE   EXT.PRICE
   1    EXAMPLE ONLY       8/1/2006        TEST           0123       1.00       EA               0.00
        Example-for Illustration purposes only.

                                                                                       TOTAL     0.00

                                     Confidential to Altus Pharmaceuticals Inc.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

                                   Exhibit K
                                  Project Plan

                             [Gantt Chart Redacted]


 PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
  SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.